As filed with the Securities and Exchange Commission on January 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Name and address of agent for service)

Copy to:
Rose DiMartino
Attorney at Law
Willkie Farr & Gallagher
787 7th Avenue, 40th FL
New York, NY 10019

1-888-785-5578

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

1

Item 1. Reports to Stockholders.

REAL ESTATE FUNDS

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

October 31,

2010

Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These funds include:

Alpine Dynamic Dividend Fund	Alpine Dynamic Transformations Fund

Alpine Accelerating Dividend Fund	Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund	Alpine Municipal Money Market Fund

Alpine Dynamic Innovators Fund	Alpine Ultra Short Tax Optimized Income Fund

Alpine’s Equity and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook President’s Letter

Since the September, 2008 collapse of Lehman Brothers nearly imploded the global financial system in a far reaching credit crisis, investors have understood that the financial markets are in transition, but have been focused on two divergent prospects. Either the world would again descend into financial chaos, or financial normalization would be followed by sustained economic recovery leading to long term growth. Mutual fund flows over the past two years show that some investors have favored the security of U.S. Treasury notes, bonds and gold, while others emphasize the growth opportunities in emerging markets, commodities and industrial metals. Both sets of investors have enjoyed solid returns over both the fiscal year ended October 31, 2010 and since the equity market low point of March 9, 2009. However recent data and even fund flows have supported the view favoring economic growth. Even though headline figures for job growth and household formation have remained soft in the U.S. over the past 18 months, global economic data reinforced the trend of the last 6 years, showing a strong growth rate in emerging economies. While many people in developed countries seek a return to the prior economic order of the world, an increasing number of investors and corporations are embracing opportunities to participate in an ongoing reorganization of the global economy.

CRISIS REMEDIES: PAST, PRESENT AND FUTURE

Opposing outlooks for economic growth have influenced prospective solutions to repairing the economic damage from the crisis, as well as how to safeguard against future failures. However, there has been universal agreement that the principal problems that must be fixed are excessive debt and inadequate stable income. Clearly, income and revenues failed to cover personal, corporate and sovereign debt service, let alone provide for repayment. Since both the solution and future protection can create different winners or losers, various views have been hotly debated focusing on the nexus of financial, regulatory and monetary mechanisms for both capital markets and governments. As a result, the platform of national debates over the merits of near term austerity versus continued monetary and fiscal stimulus has taken on a political dimension.

Budget pressures will continue to force countries to adjust their regulatory, monetary and fiscal structures to match the current prospects for their economy, in light of both aspirations and concerns for the future. Inevitably, many countries will feel compelled to reassess their collective world view regarding the respective roles of both the state and private enterprise in providing for the security, health, education and well being of its populace.

Crisis or near crisis events such as the ‘great recession’ of 2008-2009 are often necessary to initiate such difficult debates. Financial imbalances or weaknesses have been revealed around the world by the credit crises. The dispassionate and free roaming nature of global capital flows highlights distinctions in economic strength and capacity of each country’s markets. This past April, the U.S. was the initial beneficiary of the flight to quality and stability during the depth of the crisis, while Greece became the first sovereign casualty, as its fiscal imbalance created by poor tax collection and imprudent spending could no longer be supported by excessive borrowing. This has spiraled through a fear of contagion within the banking sector and bond markets to other countries around Europe’s core for different local reasons. In addition to financial instability, it has called into question the structure and efficacy of the European Union.

Even in the U.S., we are forced to confront potential imbalances in the entitlement programs which constitute 85% of the U.S. Government’s annual budget, lest our own fiscal shortfalls and long term deficit impair this country’s global standing. Unfortunately, the increased political polarization of our government over the past few decades has prevented our leaders from addressing these issues until now that the structural imbalances have become so critical! High unemployment has reduced incomes in combination with the negative wealth effect from declines in the stock and housing markets, so that tax revenues are lagging far behind government expenditures. As a result, our country’s debt to Gross Domestic Product (GDP) has not been so out of kilter since the end of World War II! Back then, the day was saved by stimulus programs such as the G.I.

Bill providing financing for education and housing, the Marshall Plan to rebuild Europe giving us huge export markets, while establishing the National Highway System created jobs and laid the foundation for a mobile and efficient economy. A renewed focus on domestic demand after the war, combined with technological innovation (television and transistors) to create new industries, enabled the U.S. to enjoy a sustained period of growth in incomes and output which helped to reduce deficits and spread middle class wealth during the 1950’s. Thus, we should be mindful of how our country has historically succeeded in similar circumstances, as we debate a future course for the U.S.

Once again, the U.S. stands at a crossroads which could influence the course of future economic activity. This time, European nations have initiated a diet of fiscal austerity, slashing annual budgets by up to 5%. Deficit reduction is viewed as an imperative. However, without off-setting economic stimulus the resultant drag on economic growth could prolong a period of low to negative growth for many of those countries constrained by the monetary and currency inflexibility of a unified Euro. While the U.S. has greater flexibility, the Federal Reserve has become the principal branch of our government currently capable of action to provide stimulus to offset the subpar economic recovery. Through its program of quantitative easing, the Federal Reserve is, in effect, inflating equity values in the stock market to substitute for the deflation of home values over the past four years or so. This appears similar with the Fed’s approach during 2002 and 2003 where low interest rates helped to inflate home values to offset the negative wealth effect of a falling stock market during 2001 and 2002. This movable feast of monetary liquidity may also be fueling the rise of commodity markets just like they did in the spring of 1998. Unlike these prior periods which resulted in medium term “bubbles,” unwinding the Fed’s stimulus will have to be more carefully communicated to the markets and executed. It is also safe to say that the central banks of the world probably have more control over the credit markets than they did in 2006 through 2008 as a result of the decimation of the derivative propelled structures which permitted the securitization machinery of Wall Street to disproportionately influence money supply and fund flows. Thus, we are not overly concerned about the emergence of 1970’s level of inflation on a broad basis.

ULTIMATELY, IT’S ABOUT JOBS

The just agreed upon extension of Bush-era tax levels, plus other targeted deductions should have a beneficial impact over the next 12-24 months. However, the potential for sustained job growth as a result of productive capital deployment by either business initiatives or government stimulus is uncertain. Historically, one of the greatest economic triumphs of 20th century America has been our capacity to create productive employment. Job growth helped in the assimilation of immigrants, giving common purpose and aligning the melting pot of diverse cultures, experiences and talents that has helped this country to lead the rest of the world. Currently, non-farm payrolls stand at 130.54 million people, down from the peak of 137.95 million in December, 2007. Although slightly higher than the recent low of 129.59 million last December, current payrolls are virtually flat with the number employed (130.53 million) in December, 1999! During Alpine’s fiscal year, the U. S. added an average of +49,000 new jobs per month, which compares poorly with the monthly averages sustained between September, 2003-September, 2007 (+160,000) and March, 1993-March, 2000 (+252,000) when the economy was strong. Meanwhile, our population has continued to grow between 0.9-1.0% per year as the census just reported 9.7% growth over the past decade. While slower than the long term historical rate, this suggests that the monthly job growth must be well over 100,000, just to keep the unemployment rate flat.

It is worth noting one startling trend in terms of overall unemployment, that the data suggests civilians unemployed for greater than 27 weeks (or roughly half a year) have historically stayed below 15% to 20% of all claimants during most recessions and only once exceeded 25% in the early 1980’s. Unfortunately, long term unemployment now accounts for almost 42% of all unemployed. This reflects not only the slow recovery from the most recent downturn, but perhaps a structural mismatch between the skill set of our work force and jobs which are available. It is notable that the gap between unemployed and underemployed (includes part-time or marginally employed but seeking work) has expanded from roughly 3% during 2000 to 2001, to 7½% today. This suggests that people who have lost jobs are not finding employment which matches their prior job history, so they settle for alternative situations. Updated adult education and retraining programs could adapt many of the underemployed if new skills sets can be linked to new jobs.

Over time, Alpine would hope a balanced program tilted toward greater stimulation in the early years to generate jobs with austerity targets focused on later years could provide confidence by benchmarking progress. Furthermore, public private partnerships and long term leasing (30 to 50 years) of highways, bridges, and other infrastructure could accelerate a rebalancing of our nation’s and states’ balance sheets, while adding jobs and enabling future efficiency. Emphasizing capital spending on education, scientific research with a focus on alternative energy sources and healthcare could help the U.S. maintain economic primacy.

EMERGING ECONOMIES: FAST FORWARD TO THE FUTURE

In contrast to the fiscal cash flow and structural deficit problems of the U.S., Europe and Japan, most emerging market countries have benefited from lower indebtedness, higher domestic savings and competitive costs of production. The “Asian Contagion” and “Tequila Crisis” of recent decades, followed by the decline of the internet bubble actually constrained these countries’ banks and financial markets from rewarding excessive risk. Unlike the developed countries which are still fighting a deflationary trend, fast growth has pressured the central banks of Brazil, India, Indonesia and, most recently, China to tighten monetary conditions in order to constrain inflationary pressures. This suggests that they are moving past the recovery phase of the business cycle into a middle period of stable job creation, capacity utilization and wealth creation. Hopefully, the U.S. is only 12-24 months behind the leader’s pace, followed perhaps by Japan and the U.K., while the Euro region may be much further behind in recovery.

It is clear that we are witnessing a two-speed world, where slow recoveries in countries which are facing possible deflation sit in contrast with countries which are reshaping their export-oriented economies to meet the demands of large numbers of upwardly mobile people finally capable of sustaining domestic consumption. Rising local incomes, huge infrastructure expenditures, and growing concerns for the health, welfare and service requirements of expanding middle class consumer populations are creating new jobs to fulfill domestic demand. We do not try to predict the future, but understanding trends is important, and Alpine believes that consumption patterns are evolving rapidly in emerging countries. In 1990, the U.S., Europe and Japan accounted, respectively, for 27%, 34% and 14% of global GDP. By 2008, these geographic contributions were reduced to 24%, 30% and 8%, respectively. All 13% of the aggregate decline in GDP contribution from these countries has been taken up by emerging market output, from 21% in 1990, to 34% today. As a by-product of this trend, emerging market consumption as a share of global private purchases has grown from 17% in 1990 to 27% in 2008, and 29%

today. The U.S. was 31% of global consumption in 1990, peaked at 38% in 2002, then slowed to 30% in 2008 and today. Alpine believes the divergence of global growth rates and consumption patterns will likely continue over this next decade.

While direct exposure to emerging countries should be beneficial, many companies in the developed economies are participating in global growth. U.S. companies as diverse as G.M., Procter & Gamble and Pepsi generated over one-third of their sales from emerging markets last year. Global brands are keen to participate as the impact of globalization and technological integration continues to evolve. Historically, such companies enjoyed enhanced productivity and lower cost goods, then the rebalancing of local labor demand, and now a shift in consumption patterns. The prospects of rising domestic wealth suggests investment patterns could shift as well. This has already been felt in the capital markets, but this may well accelerate. The market capitalization of emerging markets in the MSCI World Index in 1990 was 2% and grew to 12% by 2008. Even though the disparity between market capitalization and the shared proportion of both global consumption and GDP has improved, it may be significantly realigned over the next decade as a result of rising domestic investment patterns in addition to international investment flows and economic growth. Thus, capital market participation in the emerging countries will likely continue to grow. This will create investment opportunities for companies in both the developed and emerging markets.

Alas, capital market concerns are not behind the U.S. yet. Debt maturities and sovereign refinancings loom ahead. Nonetheless, the liquidity crisis seems to be in the past. Alpine will continue to focus on both growth and value opportunities for investment. Broad macro themes, be they domestic or global, will be studied; market inefficiencies or perceived mispricing will be analyzed; technological or scientific advancements and innovation of products, processes or methodologies will be understood; while corporate transformations which rework old business models to better function today will be examined. Such levels of research are all part of Alpine’s focus. We will continue to explore varied opportunities for our Funds, and appreciate your interest in discovering and participating in the potential of these investments.

Before closing, I am delighted to introduce shareholders to our new shareholder service provider, administrator and custodian, State Street Corporation and our new transfer agent, Boston Financial Data Services (BFDS). State Street is listed on the New York Stock Exchange with a market capitalization of more than $23 billion.

State Street and BFDS are widely regarded for their advanced technological systems, depth of experienced personnel and State Street’s strong global custody network. Alpine believes that by consolidating both our open-end and closed-end funds multiple service providers with one entity, we will be able to ensure a high level of service while minimizing operating costs for the Funds shareholders. The conversion of all accounts and records took place in early December, so do not hesitate to contact info@alpinefunds.com with any questions, comments or concerns. As always, we appreciate your interest and support.

Sincerely,

Samuel A. Lieber
President

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The MSCI World is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds

An investor cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

EQUITY MANAGER REPORTS

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years		Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	15.37%	18.07%	-15.70%	0.92%	10.45%		6.37%

S&P Developed (ex. U.S.) Property Total Return Index(2)	13.03%	16.38%	-11.16%	4.35%	10.47%		N/A

GPR General Property Securities Global Index	10.79%	21.27%	-6.59%	5.34%	11.30%		5.91%

MSCI EAFE (USD) Index(3)	4.22%	5.46%	-12.21%	0.57%	0.75	%(3)	2.35	%(3)

Lipper International Real Estate Funds Average(4)	14.14%	15.44%	-11.89%	3.33%	11.76%		6.37%

Lipper International Real Estate Funds Rank(4)	N/A (5)	14/53	38/38	8/8	3/3		1/1

Gross Expense Ratio: 1.26%(6)

Net Expense Ratio: 1.26%(6)

(1) Not annualized.
(2) Index commenced on 7/31/1989.
(3) Return does not include dividends reinvested.
(4) The since inception data represents the period beginning 2/2/1989.
(5) FINRA does not recognize rankings for less than one year.
(6) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Developed (ex. U.S.) Property Total Return Index, the GPR General Property Securities Global Index, the MSCI EAFE (USD) Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

	1.	PDG Realty SA Empreendimentos e Participacoes	4.25%
	2.	Multiplan Empreendimentos Imobiliarios SA	3.65%
	3.	BR Malls Participacoes SA	3.63%
	4.	Direcional Engenharia SA	3.62%
	5.	Cyrela Commercial Properties SA	3.43%
	6.	MRV Engenharia	3.12%
	7.	Iguatemi Empresa de Shopping Centers SA	3.06%
	8.	Regus PLC	2.98%
	9.	South Asian Real Estate, Ltd.	2.69%
	10.	JM AB	2.05%

* Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

	(1) Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine International Real Estate Equity Fund

Commentary

Dear Investor:

We are pleased to present the 2010 annual report for the Alpine International Real Estate Equity Fund (EGLRX). For the year ended October 31, 2010, the net asset value per share increased from $22.59 to $25.75, producing a total return of 18.07%.

The Fund’s performance for the fiscal year compares favorably with the S&P Developed (ex. U.S.) Property Total Return Index increase of 16.38%, and the MSCI EAFE (USD) Index total return of 5.46% for the twelve months ended October 31, 2010.

INVESTMENT LANDSCAPE

Over the past five years, Alpine has observed what could be described as a two-speed world in which the developed economies have produced only modest rates of growth in comparison with so called emerging economies which were growing their GDP (gross domestic product) at roughly two to three times as fast. Since the ‘great recession’ of 2008/2009 this divergence has accelerated. The large developed markets have in fact experienced deflationary trends associated with deleveraging high-priced assets through (often dilutive) re-equitization, forced sales or bankruptcy/foreclosures. However, cheap money (low interest rates) has protected asset values and rekindled signs of recovery. In contrast, a number of emerging markets have benefited from strong growth leading to rising employment, income and consumption trends which have been followed by increased inflationary pressures. A number of emerging markets, including Brazil, India and, notably, China, have responded by raising interest rates and/or taxing capital flows, so capital values have been constrained, despite positive demand/supply imbalances. Domestic demand in emerging countries is focusing a greater percentage of GDP growth away from exports as local incomes can now fuel aspirations for a better life in many of the rapidly expanding young populations throughout the emerging world. As a result, underlying demand for real estate from both tenants and investors is expanding in spite of higher cost of capital due to inflation propelled bond yields in many emerging countries. This is in stark comparison with rather stagnant tenant demand for property in all but a handful of major cities of the developed world. However, real estate markets in the developed economies have benefited from improved liquidity and investor demand for property, with transaction volumes returning to levels last experienced early in the last cycle.

In all but the strongest markets, prices are below replacement cost, so new development is still two-four years out with the exception of residential property. Given the historic low level of interest rates and a normalized spread of 200 to 400 basis points above medium term (five to ten year) debt, the initial yields (or capitalization rate) derived from premier income producing properties have fallen back to the levels last seen in the debt fueled growth environment of 2005 -2007. Investor assumptions regarding future tenant demand, the pace at which vacancy is absorbed, and the potential for new supply must be considered in light of possible increases in interest rates over the expected investment period. It should be noted that an inflationary period with rising interest rates in the developed markets in future years could be detrimental if it forces capitalization rates higher before the end of the investment holding period. Occupancy rates in most markets are slowly improving from the cyclical trough of 2009, but different markets around the world may face varied levels of potential new supply over the next few years. Thus, the relationship between economic growth which could underpin rising tenant demand and the timing of new supply could have a significant influence over rental trends around the world, as can changes in interest rates.

Growth through accretive acquisitions has been a source of growth for many public real estate companies for decades. Over the past two years, many REITs, first in Australia, then the U.S., U.K., and Singapore recapitalized their balance sheets in anticipation of great buying opportunities. To date, a number of attractive transactions have taken place in these markets, although perhaps none could be described as great, because low interest rates have put a floor under prices. Despite the large number of questionable loans and real estate financings which are approaching maturity, banks have not been forced to foreclose or sell loans at deep discounts.

The intersection of the debt capital markets and the real estate market runs through major banks, so this is where we see the prospect for new supply of reasonably priced potential purchases for well capitalized companies and investors. British and U.S. banks are most likely to increase the flow of bad loans off their books and into the property market beginning this year. We expect European and Japanese banks may move more slowly. The banks would also likely provide significant financing for mergers and acquisitions of corporate

Alpine International Real Estate Equity Fund

portfolios, for both private and publicly traded entities. Alpine anticipates that large, well capitalized buyers, often in conjunction with an equity partner such as a pension or sovereign wealth fund, could be aggressive buyers. However, holding periods for many investors may require more patience than historic five to seven years due to modest medium growth prospects and/or low initial returns.

Emerging markets are typically characterized by a limited supply of high quality properties which often leads to rent/price spikes during surges in demand. This naturally sets the stage for new development to not only meet demand, but match the requirements of a broader spectrum of tenants and investors. In markets where vacancy rates shot up into the double-digit levels during the ‘great recession’, the current rapid rate of economic progress has led to relatively quick absorption of vacant quality space, pushing occupancy levels and rents higher. In many markets, rents have returned to levels which make new development increasingly profitable, however, the first major projects will not be delivered for at least two years, and others under design now may take three to five years. Cities such as Sao Paulo, Hong Kong and London currently enjoy strong rental demand, while others including Beijing, Shanghai, Oslo, Paris, Washington, New York and New Delhi have benefited from stabilization, so all could see solid rental growth for several years, barring any major economic disruptions. Rents should trend favorably over the next three to five years throughout both the developed and emerging market countries, potentially justifying the relatively low acquisition yields of properties today. However, the velocity of tenant demand may only be strong enough in certain emerging markets in order to sustain rental growth through a longer period of new development which might traverse an interest rate cycle.

INVESTMENT STRATEGY

The Alpine International Real Estate Equity Fund’s investment strategy has been to focus on both undervalued, “cheap” property stocks and simultaneously seek out those with strong growth potential. For growth, we have emphasized companies whose business plan enabled them to benefit from underlying market dynamics of fast growing economies. This has supported a portfolio selection bias toward developers who are positioned to create real estate value during the early phase of the business cycle. It has also biased the portfolio toward emerging markets. Historically, this Fund has always invested at least 7% of the portfolio in these countries dating back to its inception in 1989. This year, in response to low growth in the developed countries and strong growth in emerging economies, the weighting is 63.5%, spread across 13 countries, with a major emphasis on Brazil, at 37.3%. In a world of sub 4% dividend yields, it is tough for us to find straightforward cheap opportunities. Undervalued situations are often more prevalent in soft markets, but value can be found among smaller or less transparent companies, and among stocks with greater corporate complexity. Many of these have begun to transform their operating or fiscal structure in an effort to capitalize on new opportunities. Over time, catalysts which can crystallize the inherent value may become important drivers of performance.

TOP TEN HOLDINGS

The most notable change in the top ten holdings of the Alpine International Real Estate Equity Fund is the increased aggregate weighting of these stocks as compared with historic pattern for the Fund. Specifically, this year the top ten stocks constitute 32.5% of the portfolio as compared with 24.2% last year. In part, this reflects the somewhat higher concentration of the overall portfolio from 123 stocks down to 98 holdings. There was a conscious decision to increasingly emphasize stock selection instead of achieving broader market exposure and diversification. This stems from our growing conviction that market volatility will be a diminishing factor over the next few years, suggesting that broader diversification is not necessary to protect against major upheaval or so called “tail risk”. The manager also believes that the portfolio’s major holdings are sufficiently cheap relative to most alternatives, and the cyclical underpinning of these investments is sturdy enough to permit it greater concentration of the portfolio. (The following discussion and data pertains to the one-year period ending October 31, 2010.)

This optimism was evidenced in the performance of PDG Realty which yet again is the largest holding in the Fund at 4.25%, up from 3.65% last year and produced a total return of 47.21%. Notably, PDG became Brazil’s largest home builder by acquiring the 10th ranked fund stock holding, Agra, utilizing its operating efficiencies and low cost of capital to make a strategic and accretive acquisition. Parenthetically, it is worth noting that the portfolio’s two other major targets of merger and acquisition activity this year, Parkway Holdings of Singapore and Secured Capital Corp. of Japan, were both acquired by private funds seeking to benefit from the strategic footprint occupied by the scope of property portfolios which these companies had created. In this manner, PDG demonstrated to us that they are on the

Alpine International Real Estate Equity Fund

cutting edge of public real estate today. The Fund’s second largest holding is the Brazilian premium shopping mall developer, Multiplan, which generated a 52.11% total return. Another Brazilian mall developer, BR Malls, produced a 70.39% total return. Like PDG, Direcional Engenharia in fourth position, has a strong focus on low income, government subsidized housing in Brazil. Unlike PDG, they are more of a pure play, with a strong concentration amongst minimum wage earners in the smaller cities of Brazil. Direcional is a new holding in the portfolio and added 26.27% in total return. Another commercial property developer, Cyrela Commercial Properties focuses not only on shopping malls, but also prime downtown office buildings, as well as industrial and logistics parks through its joint venture with AMB of America. Cyrela Commercial had a total return of 34.33% for the period. MRV Engenharia of Brazil rose from number nine to number six by way of 58.23% total return. They too offer a relatively pure play as a volume leader of low income, government subsidized housing in Brazil. Shopping mall developer, Iguatemi is rapidly growing its portfolio and producing strong rental growth, which all factored into its 56.52% total return. The biggest disappointment among the top ten holdings was Regus PLC which fell from fourth place to the seventh position, as it generated a loss of -15.69% for the portfolio. Sentiment deteriorated for the company when it changed its outlook from moderately positive in the first quarter to a more cautious outlook in the second half of 2010 and into the Spring of 2011. As the world’s largest provider of temporary office space, they are continuing to build out the expansion plan from 500 locations worldwide to 1,000 locations over the next few years by partnering with developers or occupying locations at historically low rent. We remain positive on the prospects for temporary work space as an attractive option as demand may rise from both entrepreneurial startups and small scale spinoffs from existing companies. South Asian Real Estate (SARE) produced a 3.06% total return due to uncertainty over the Indian residential market over the past year. However, the prospects for a western style home builder emphasizing return on equity through faster development turnover could be warmly received by investors who heretofore have focused on companies which could achieve high margins as a result of a low cost land bank. Speaking of home builders, the tenth largest holding in the portfolio was JM of Sweden, a company that produced stellar performance in the 2006/2007 period, and has bounced back from a very difficult housing environment in 2008 with strong gains over the past two years, including 44.46% total return in the latest fiscal period ending October 31, 2010. JM is a great example of an ROE focused developer which controls excellent land banks in it home market of Stockholm.

It is important to note that the top ten holdings of the portfolio contributed over 10% of the overall portfolio’s 18.07% total return for the fiscal period ending October 31, 2010, yet it accounted for slightly less than one-third of total assets. It is significant that eight of the ten holdings generated positive total returns and only one was negative. We would characterize these all as growth oriented companies, although we feel the investment metrics for a number of them are still quite cheap from an historical perspective. Even though a number of the Fund’s other holdings produced substantially higher returns than those of the stocks listed here, their overall contribution to the portfolio was less significant. The same was true for companies which notably underperformed this year. Many of the smaller positions may be viewed as undervalued businesses or assets. Typically, these companies provide less clarity as to their performance prospects or have suffered from recent operational setbacks. Some value plays are undergoing gradual business transformations or need to. Sometimes, undervalued stocks may take a year or two before their value can be realized, so when we buy them, we wish to minimize drag on portfolio performance with a large relative position. Thus, sometimes we have taken significantly smaller positions in these companies as we watch and wait to evaluate their progress or await a catalyst to crystallize values. As a result, two-thirds of the portfolio is broadly diversified with, in our opinion, potential future growth and value opportunities. Those stocks we believe have the best current prospects for growth and appreciation are positioned to have more significant impact on total return.

PORTFOLIO HIGHLIGHT: BRAZILIAN MALLS

We feel it is appropriate to close out this year’s report to shareholders with an illustration of some of the long term growth opportunities in the world of real estate today. Imagine the possibility of investing in the top American shopping malls circa 1960, for an analogue to the Brazilian mall industry today. Since 2002, Brazilian household consumption expenditures have risen by 11.7% in local currency based on International Monetary Fund (IMF) analysis. This has been fueled by years of pent up demand and by average annual real (adjusted for inflation) income growth of 5.4% since 2002. The increased ability of Brazilians to now obtain mortgage financing for homes and cars, as well as the use of credit cards, has been a phenomenon of only the last five years. Thus, with the introduction of the first Brazilian malls into the stock market in 2007, we have seen same

Alpine International Real Estate Equity Fund

average annual store sales for this group grow by 9.67% for 15 quarters. At the same time, the expansion of square footage in all Brazilian malls has grown by 8% per annum over the last four years, and is projected to grow by a similar amount over the next three, according to ABRASCE, the Brazilian Mall Association. Thus, Alpine expects the publically traded Brazilian shopping mall companies should be able to grow their earnings before interest, taxes, depreciation and amortization (EBITDA) by almost 55% over the next two years, in comparison with domestic and major international mall companies which are expected to grow by little more than 11% over this period. In other terms, Merrill Lynch has calculated that by 2012 the implied cap rate of five Brazilian malls will be 11.1% versus a global average of 6.5%. Since many of the Brazilian malls have in fact presented development plans which extend through 2014, we believe that the long term growth prospects of this sector present a unique opportunity to buy into the real estate value creation process at the ground floor. Since Brazilian malls are listed on the BOVESPA stock exchange, they must pay out 25% of their income in the form of dividends which we think will offer meaningful dividend growth potential, as well as price appreciation for the Fund over the next few years. For these reasons, Brazilian Mall stocks constitute 38% of the Funds 18.4% exposure to Brazil.

EQUITIES LEAD INDICES

It should be noted that major global real estate indices do not include meaningful exposure to emerging market (EM) stocks in their global composites, although that might have to change. The annualized growth over the five years including 2005 through 2009, of the market capitalization of stocks in the S&P 500 shrank by 1.5% while the MSCI World Index grew by 1.9%. During this period, the growth of all emerging market stocks was evidenced by a compound annual growth rate of 24% for the market capitalization of such stocks. A similar pattern has held true in real estate equities with U.S. equity REITs shrinking by -2.0% per year, while global real estate grew by a healthy 12% compound annual growth rate during this period, and emerging market real estate expanded by 34%. By Alpine’s calculations, emerging market equities constitute roughly 25% of all real estate stocks outstanding market capitalization. Nonetheless, the major global real estate indices provided by Dow Jones, S&P, and the FTSE EPRA/NAREIT series all have less than 1% EM exposure through the third quarter of 2010. We believe that for the indices to remain credible, they will eventually begin to include more emerging market exposure. As mentioned previously, EGLRX had an historically high 63.5% exposure to emerging markets at the end of the fiscal period.

Globally, the fundamental demand equation for real estate is gradually improving in most, if not all, markets. For over 20 years, this Fund has had at least modest exposure (7% minimum) of its international and global portfolios in emerging markets. We believe that since the middle of the last decade through the current period, and for the foreseeable future, this is potentially the most favorable climate for long term investment in emerging markets. Because the growth dynamic is far superior in these regions, we believe that underlying real estate demand will continue to support rising rents, which can produce rising investment yields. Over time, we could see rising dividend yields for real estate equity investors, but medium term demand for high quality buildings should sustain development over multiple cycles, emphasizing the creation of real estate value. Although capital appreciation remains the primary focus, this does not preclude the Fund from generating dividend income. With the obvious exception of 2008, the Fund has paid useful dividends since 2000, totaling $3.97. For 2010, we anticipate a dividend of approximately $0.68 per share with a large portion of this dividend derived from Passive Foreign Investment Company (PFIC) income, which is dependent upon many variables. We would not want shareholders to extrapolate a trend from this dividend level. PFIC income is not actual income from a company but rather a derivation of the company’s stock appreciation during the Fund’s fiscal year. PFIC classification may apply to any foreign stock subject to certain asset and income tests. However, real estate companies are often structured in a manner which fits the ‘passive’ test, even if the company is very active. It should be noted that PFICs are not unique to this Fund, and are true of most funds which invest outside the United States. Unlike conventional gains, PFIC income cannot be offset by capital losses realized from sales of other positions.

Alpine continues to believe that there will also be opportunities for companies to grow their assets and income levels in the developed economies of the U.S., Europe and even Japan, even though the next few years may be a bit challenging. We think that those investors who can take a three to five year view will be well served by this portfolio in terms of potential for growth and income to be derived from global real estate equities markets, especially during the value creation phase of this cycle.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Alpine International Real Estate Equity Fund

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds.

Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

The Fund regularly makes short sales of securities, which involve the risk that losses may exceed the original amount invested. The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

Diversification does not assure a profit or protect against loss in a declining market.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

EBITDA stands for earnings before interest, taxes, depreciation and amortization and is an approximate measure of a company’s operating cash flow based on data from the company’s income statement. It is calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation and amortization.

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Return on Equity is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Compound Annual Growth Rate is the year-over-year growth rate of an investment over a specified period of time.

The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The MSCI World Index is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide.

One cannot invest directly in an index.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	8.18%	43.51%	-7.83%	0.29%	10.03%	10.81%

Morgan Stanley REIT Index	6.33%	43.39%	-4.99%	3.33%	11.25%	10.55%

S&P 500 Index	0.74%	16.52%	-6.49%	1.73%	-0.02%	1.37%

Lipper Real Estate Funds Average(2)	5.98%	42.04%	-5.94%	2.34%	10.08%	9.98%

Lipper Real Estate Funds Rank(2)	N/A (3)	57/222	163/203	150/172	47/80	19/62

Gross Expense Ratio: 1.39%(4)

Net Expense Ratio: 1.39%(4)

(1) Not annualized.
(2) The since inception data represents the period beginning 12/31/1998.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Morgan Stanley REIT Index (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Morgan Stanley REIT Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Realty Income & Growth Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Simon Property Group, Inc.	6.13%
	2.	Boston Properties, Inc.	5.47%
	3.	Vornado Realty Trust	5.19%
	4.	Entertainment Properties Trust	3.66%
	5.	CBL & Associates Properties, Inc.	3.63%
	6.	Alexandria Real Estate Equities, Inc.	3.61%
	7.	SL Green Realty Corp.	3.36%
	8.	Entertainment Properties Trust, Series D, 7.375%	3.10%
	9.	Equity Residential	3.05%
	10.	Public Storage	2.98%

* Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Realty Income & Growth Fund

Dear Investor

We are pleased to report the results of the Alpine Realty Income and Growth Fund for the fiscal annual period that ended October 31, 2010. During this period, the Fund produced a total return of +43.51% which compares to the +42.04% return of the Lipper Real Estate Funds Average, the +43.39% return of the Morgan Stanley REIT Index (the “RMS Index”), and the +16.52% return of the Standard & Poor’s 500 Index (the “S&P”).

At October 31, 2010, the Fund’s net asset value per share had increased to $14.79 from $10.89 one year prior. During the fiscal period, the Fund paid four quarterly distributions totaling $.72 per share. Since its inception on December 29, 1998 through October 31, 2010, the Fund has delivered a cumulative total return to shareholders of +237.19% (+10.81% on an annualized basis) including cumulative distributions of $13.29. During the same period, the RMS Index increased +227.85% (+10.54% on an annualized basis) and the S&P increased +17.45% (+1.37% on an annualized basis). The performance chart on page 13 presents the Fund’s returns for the latest six-month, one-year, three-year, five-year, ten-year, and since inception periods.

A SLOW AND STEADY RECOVERY

The healthy rebound in real estate investment trust (“REIT”) stock pricing has occurred despite a sluggish recovery in economic conditions. While profit growth in corporate America has been relatively strong, job creation remains anemic. Corporations have benefited from increased productivity and cost cutting, in part from reducing workforces, but have yet to exhibit sufficient confidence to meaningfully ratchet up capital spending and to resume hiring. The headline unemployment rate reported by the Bureau of Labor Statistics continues to be stubbornly high at 9.6% and, moreover, is argued by many analysts to profoundly underestimate the “true” unemployment figure. That unemployment rate has been estimated at approximately 17% if part-time workers who want to work full-time and individuals who have applied for a job within six months are included in the mix.

On the positive side, the trend of layoffs continues to decrease with the most recent initial jobless claims report for the period ending November 20, 2010 showing a decline to 407,000, the lowest level since July 2008. Additionally, and perhaps reflective of greater confidence in employment stability, the University of Michigan Index of Consumer Confidence registered a better than anticipated level in November. At a 71.6 reading this indicator remains woefully lower than its thirty-year average of 87.7 yet significantly higher than the 55.3 level of only two years ago. Essentially, the economy continues to climb out of the depths of recession but the rate of recovery is frustratingly slow.

Recent minutes from the Federal Reserve’s early November meeting indicate that the central bank’s members believe economic improvements will continue to grind forward at a historically slow speed. The Fed forecasts unemployment to fall only to 8.9%-9.1% in 2011 and to 6.9%-7.4% in 2013, still higher than normal levels. The Fed’s obvious concern about the pace of recovery is reflected in its recent decision to stimulate activity with low interest rates by conducting a second round of quantitative easing through the purchase of an additional $600 billion of long term bonds. A continuation of today’s low rate environment is anticipated to further benefit bank health, hopefully stimulate small business lending which has been constrained, buoy a still challenged housing market, aid business profitability, and lead to employment gains.

As we have stated in previous reports, a more robust improvement in the job picture leading to higher levels of consumer spending in an economy hugely dependent upon such expenditures is, in our opinion, a necessary precondition for real estate equity returns to meaningfully advance from today’s levels. Without such improvements, it is difficult to foresee a broad based turnaround in real estate operating fundamentals benefitting both public and private owners of real estate. While asset valuations have rebounded nicely due to the low interest rate environment and investors’ search for yield, a needed driver for further value appreciation, commercial real estate cash flow growth, has been uneven across property types and regions, as we will highlight later in this report.

COST OF CAPITAL ADVANTAGE

In the current environment, however, public owners of real estate have the clear upperhand in terms of access to capital versus their private market brethren. This advantage provides REIT entities with a competitive edge in attracting and keeping tenants and improving their existing assets relative to more cash constrained owners. Perhaps more importantly, with this cost of capital advantage, REIT entities are successfully refinancing their debt, lowering their average interest costs, raising additional equity, and increasing their transactional activity with new property acquisitions that should be accretive to their future earnings.

Investors’ appetite for yield kept the corporate bond market receptive to new issuances and publicly traded REITs took advantage of the opportunity. According to data from the National Association of Real Estate

Alpine Realty Income & Growth Fund

Investment Trusts (“NAREIT”), REITs issued $17.54 billion of unsecured notes during the period from October 31, 2009 through September 30, 2010. This new capital was typically used to retire and eliminate the risk of any near term maturities, build balance sheet capacity for acquisitions, and lower weighted-average interest costs. In our view, REITs’ activity in the debt markets is reminiscent of the 2001-2003 period when companies similarly were able to offset weakness in property income with reduced interest expenses. For a group where interest expense is typically 35%-45% of EBITDA (Earnings Before Interest Depreciation and Amortization), lowering interest costs can significantly improve earnings trajectories as it did earlier in the decade. Notable transactions during the period included Boston Properties’ issuance of $700 million of 5.625% notes due November 2020, Equity Residential’s $600 million of 4.75% notes due July 2020, and Simon Property Group’s $900 million of 4.375% notes maturing in March 2021. After the end of the Fund’s fiscal period, Boston Properties returned to the market in early November and sold $850 million of 4.20% bonds that mature in May 2021, approximately 140 basis points cheaper than its above referenced April offering, and Ventas issued $400 million of 3.125% notes due 2015.

We anticipate that the debt capital markets will remain friendly to the public real estate companies and to private owners with high quality assets. Life insurance companies have remained active with new mortgage commitments rising sequentially to $9.5 billion in the third quarter and totaling $20.3 billion year-to-date, according to data from ISI. Meanwhile, the CMBS market (Commercial Mortgage Backed Securities), believed by many not long ago to be dead in the water, has shown encouraging signs of revival this year with approximately $10 billion of new issuance expected in 2010 and $45 billion in 2011 per projections from JP Morgan’s Fixed Income Strategy Group. While the availability of new debt capital from the public bond, life insurance, CMBS, and government agency markets remains lower than overall future scheduled maturities, we believe that lenders will continue to modify and extend loans they might not underwrite at current standards and thereby alleviate the market maturity risk to a great extent. Moreover, we would anticipate that the availability of debt capital will broaden in 2011 and benefit a wider group than is currently available. A higher level of foreclosures and property liquidations may occur in 2011 but the calamity feared eighteen months to two years ago will not materialize in our view.

Access to equity capital has also continued to be advantageous to the public real estate entities. During the Fund’s fiscal period, REITs raised approximately $19 billion through common stock secondary offerings and perpetual preferred stock sales. Meanwhile, eleven new companies conducted initial public offerings and raised over $2 billion in equity capital, though the market’s willingness to fund the aspirations of new entrants to the public market became increasingly selective as the year progressed.

INCREASING TRANSACTIONAL ACTIVITY

Improved availability of equity and especially debt capital combined with a low interest environment has stimulated the transaction market. Property acquisitions by both public companies and institutional owners seeking the relatively attractive yields of commercial real estate have increased markedly, though activity remains well below historic levels. According to data tracked by Real Capital Analytics, transaction volumes through the end of the third quarter of 2010 approximated $60 billion, exceeding 2009’s full year total of $52 billion yet significantly less than the $176 billion yearly average achieved during the past decade. Public REITs have participated across the property spectrum including those entities such as Simon Property Group, Boston Properties, and Ventas whom we noted in our October 2009 report as having created balance sheet strength to take advantage of opportunities arising in 2010. In several of the more notable transactions of 2010, Simon purchased the Prime retail outlet mall portfolio for $2.3 billion, adding to its already dominant position in the outlet mall space; Ventas acquired the portfolio of medical office buildings of Lillibrdge for approximately $350 million and recently announced the $3.1 billion purchase of senior housing assets from Atria Senior Living Group; and Boston Properties acquired three significant office assets totaling $1.4 billion – the iconic John Hancock Tower in Boston, the Bay Colony Corporate Center in suburban Boston, and 510 Madison in New York City. Apartment owning REITs have also been active, taking advantage of historically cheap debt capital provided through Fannie Mae and Freddie Mac, with Equity Residential acquiring $1.4 billion of assets, Home Properties buying $339.1 million, and UDR announcing new investments totaling nearly $600 million.

PERFORMANCE REVIEW

Apartment REITs were the top performing REIT subsector during the fiscal period as reflected in the +62.68% increase in the Bloomberg REIT Apartment Index. Fundamentals for multifamily properties continue to improve at a surprisingly strong pace despite the weak employment picture with the overall group

Alpine Realty Income & Growth Fund

reporting solid occupancies, good expense control, and the ability to raise rents. During the third quarter, the apartment companies delivered weighted-average occupancies of 95.6% and the first positive increases in both revenues and net operating income since the late 2008-early 2009 period. Additionally, the companies collectively reported a return to pricing power as the year progressed, noting that renewal rents for October and November were up +4%-6%. Moreover, several REITs announced that rentals in markets including the New York and Washington, D.C. metropolitan areas were now at levels higher than previous peak rents. With homeownership rates continuing to decline, a lack of confidence in home price direction, and a positive demographic trend of the echo boom generation entering the prime apartment rental age, apartment landlords are confident about future fundamental improvements. During the fiscal period, we added five new positions in apartment companies and ended the fiscal year with approximately 12.5% of assets dedicated to this subsector. Twelve-month returns for the four apartment companies held in the Fund throughout the period included +74.14% for Equity Residential, +60.62% for Avalon Bay, +56.86% for Essex Properties, and +46.37% for Home Properties.

Office and Industrial property owning companies remain a major focus for the Fund with approximately 29.3% of assets invested in these REIT subsectors and an additional 6.6% invested in the Diversified REITs, Vornado Realty Trust and Verde Realty, who derive a significant portion of their earnings from office and warehouse properties, respectively. In the office subsector, the Fund remains biased towards companies owning office buildings located in the central business districts (CBD) of New York City, Boston, Washington, D.C., San Francisco, and Los Angeles versus their suburban office-owning brethren. Fundamentals have stabilized and shown earlier improvement in CBDs, particularly in New York and Washington where employment gains have helped absorb inventory and stabilize rental pricing. In other markets, demand has been sluggish and uneven with individual property occupancy gains typically accomplished at the detriment of another landlord. Returns for the CBD focused companies which accounted for approximately 18.25% of Fund assets as of October 31, 2010, outstripped those of their suburban counterparts during the fiscal period with Boston Properties increasing +45.61%, Brookfield Properties rising +78.55%, Douglas Emmett returning +55.99%, MPG Office Trust up +53.98%, SL Green improving +70.71%, and Vornado delivering a total return of +52.11%. In contrast, the non-CBD office owning companies, which accounted for approximately

5.7% of Fund assets as of October 31, 2010, delivered lagging returns of +11.41% for Corporate Office Properties, +29.34% by Kilroy Realty, +20.93% from Liberty Property, and +14.67% for Mack-Cali. Alexandria Real Estate Equities, the dominant owner of specialized laboratory/office space, returned +38.51% during the period.

Within the Industrial REIT group, the Fund’s investments are split between companies with global platforms of warehouse/distribution assets and entities specializing in space used for datacenters. Improvements in the fundamentals for the distribution-oriented entities, like the overall economy, are occurring slowly as inventory building remains below trend. In the USA in particular, while vacancy rates appear to have stabilized, rent growth has not resumed and companies continue to face rent rolldowns upon expirations of their lease contracts, albeit at a decelerating pace. Returns for Fund’s investments in the warehouse-owning companies, AMB Property and ProLogis, were +33.97% and +26.47% respectively. The Fund’s investment in the private entity, Verde Realty, which derives a significant portion of its revenues from warehouses located primarily in markets on both sides of the USA/Mexico border, was written down -21.98% over the fiscal period as weakness in the manufacturing economy, soft market conditions, and impairments of land inventory contributed to the decline. Within the data center property type, macro trends of increased online applications, video content, social networking, and cloud computing remained favorable demand drivers. As a result, fundamentals continued to be strong particularly for the wholesale providers with assets in the important Washington, D.C. metro and California markets where demand still far exceeds new supply additions. The Fund increased its investment in this group initiating positions in Coresite Realty Corp. and Digital Realty and adding significantly to our position in Digital subsequent to the end of the fiscal period. DuPont Fabros, owned by the Fund throughout the year, produced a total return of +69.42% over the period.

The Fund’s investments in the retail real estate subsector produced attractive returns during the fiscal period. Retail landlords, particularly in the mall group, experienced slow but steady improvement in their tenants’ sales trends, fewer bankruptcies, less credit loss, and incrementally better occupancies. Community and neighborhood center landlords continue to see weakness in some of their local “mom and pop” retailers but have made significant headway in releasing their “big box” spaces previously vacated by bankrupt retailers such as Circuit City and Linens & Things.

Alpine Realty Income & Growth Fund

Emblematic of the retail turnaround over the past twenty-four months, one REIT executive recently noted that a number of large national retailers were beginning to be concerned that their future expansion plans and store openings might be limited by the availability of space. This phenomenon was contrasted with the environment eighteen months ago when many retailers were scouring leases in an attempt to cancel and decrease their real estate exposure. While fundamental improvements move forward, we continue to believe that even though consumer spending trends can recover the decreases of the past years, they will require a much improved employment picture to make significant advances. Returns for the Fund’s mall-oriented companies, where the majority of our retail investment is biased, included +101.92% for CBL & Associates, +58.79% from Macerich, +45.69% for Simon, +30.43% by Tanger, and +58.56% from Taubman. Within the non-mall group, the Fund’s two investments held throughout the fiscal period, Federal Realty and Saul Centers, delivered similar returns of +43.97% and +43.73%, respectively. We added two new positions during the period, Excel Trust, which conducted its initial public offering on April 22nd and delivered a disappointing -17.49% through October 31st, and Kimco Realty which returned +45.97% on our initial investment from December 8th.

In the traditionally more defensive health care and net lease subsectors, the Fund’s common equity investment at the end of the fiscal period stood collectively at 10.2% of assets, down slightly from 15.4% at October 31, 2009. Benefitting from ready access to debt and equity and a current cost of capital advantage, health care and net lease REITs anticipate a continuation of attractive opportunities for asset growth into 2011. Returns for the Fund’s investments over the fiscal year included +29.25% for HCP, Inc., +61.79% for Omega Healthcare Investors, +39.62% for Ventas, and +45.02% for Entertainment Properties Trust.

The lodging sector has experienced strong operating improvements throughout 2010 as it recovers from unprecedented decreases in occupancy and RevPar (Revenue Per Available Room) realized during the recession. Occupancies continue to rebuild and have allowed operators to selectively raise room rates as business travelers have returned to the road and prospects for group business have increased. Recent data from Smith Travel Research shows that the fourth quarter-to-date RevPar through November 27th for the overall U.S. market and the upper upscale segment rose +10.9% and 9.4%, respectively, albeit against easy comparisons from the comparable period in 2009. The Fund added five new common equity investments during the fiscal year and realized the following returns from our initial buys through October 31, 2010: +28.76% for LaSalle Hotel Properties from March 2nd, -6.95% from Chatham Lodging Trust (April 15th), +11.82% by Felcor (Jun 16th), +8.43% from Starwood Hotels & Resorts (May 10th), and +17.68% by Sunstone (July 16th). We made subsequent purchases of Felcor (July 2nd) and Starwood (July 16th) and realized 32.16% and +25.91% returns, respectively, on these incremental investments.

At the end of the fiscal period, the Fund’s allocation to REIT preferred stocks totaled 15.7% of assets spread across nineteen different issues, down from 19.2% of assets and twenty-three holdings at the beginning of the period. We exited seven issues, added three new investments, and reduced our shares in twelve of our remaining holdings. Preferred equities have been an attractive investment for the Fund, providing yield enhancement and appreciation over the past several years during a difficult period for common equities. The Fund had previously increased its holdings in preferred equities from only 2.8% of assets as of October 31, 2007 primarily for defensive purposes but also because we believed these investments traded at attractive discounts to underlying value. Over the period from October 31, 2007 through October 31, 2010, the Wells Fargo REIT Preferred Index (the “WHPSR Index”) delivered a +38.60% cumulative return while the RMS Index, representing REIT common equities, decreased -14.13%. Currently, REIT preferred equities have recovered the majority of their discounts to liquidation value and while still providing above average dividend yields, in our view, are no longer significantly more attractive on a risk-adjusted basis than common equity investments and may be more vulnerable, as essentially fixed income investments, to increases in long term interest rates. As a result, we have taken profits in our holdings and have reduced our overall exposure. As of October 31, 2010, the Fund’s preferred investments had a weighted average dividend yield of 7.53% (with a median yield of 7.58%) and traded at a weighted-average discount to an underlying $25.00 liquidation value of only 3.2% (i.e., a weighted-average price of $24.20) and a median discount of 2.0% (or median share price of $24.50). During the latest fiscal period, the WHPSR Index increased +31.06%. Among the sixteen preferred stocks held in the Fund throughout the period, simple returns ranged from +55.82% for Developers Diversified’s Series I to +16.69% for Omega Healthcare’s Series D with a simple non-weighted average return of +34.34% and a median return of +29.49%.

Alpine Realty Income & Growth Fund

MOVING FORWARD

As the year has progressed, we have become incrementally more positive on overall commercial real estate fundamentals even as we remain frustrated at the sluggish pace of economic recovery. As a result, on the margin, we have become less defensive in our portfolio construction, reducing our investments in the health care and net lease sectors and in our preferred equity allocation. We expect that 2011 will witness a continuation of a slow but steady recovery in operating conditions, more attractive acquisition opportunities for the public real estate companies, and a growing level of dividend increases by the REIT group which should keep real estate as a relatively attractive investment alternative for investors. Moreover, as we have stated above, we believe the likelihood for meaningful appreciation in the near term for the REIT group from current pricing will be highly dependent on the pace of economic recovery and the absence of any significant rise in long term interest rates. If the economy recovers at a quicker pace than we anticipate, then capital flows may shift towards other stock alternatives and REIT returns while remaining positive may lag the broader market somewhat as they have since mid-summer. We look forward to providing an update on Fund performance after the end of the semi-annual period in April, 2011.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry.)

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

The University of Michigan Consumer Sentiment Index Thomson Reuters/University of Michigan Surveys of Consumers is a consumer confidence index published monthly by the University of Michigan and Thomson Reuters. The index is normalized to have a value of 100 in December 1964. At least 500 telephone interviews are conducted each month of a United States sample which excludes Alaska and Hawaii. 50 core questions are asked.

EBITDA is essentially Net Income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion

Alpine Realty Income & Growth Fund

as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

National Association Of Real Estate Investment Trusts — NAREIT NAREIT is made up of a community of industry professionals, academics and companies that work together to promote the real estate industry and REITs. Through NAREIT, individuals are able to access comprehensive industry data on the overall real estate industry and the performance of member REITs.

Commercial Mortgage-Backed Securities (CMBS) A type of mortgage-backed security that is secured by the loan on a commercial property. A CMBS can provide liquidity to real estate investors and to commercial lenders. As with other types of MBS, the increased use of CMBS can be attributable to the rapid rise in real estate prices over the years.

Wells Fargo REIT Preferred Index WHPS SM REIT Index was created to benchmark the performance of the REIT Preferred Market and is a member of the Wells Fargo Hybrid and Preferred Securities family. The Bloomberg Apartment REIT Index is a capitalization-weighted sub-index of the Bloomberg REIT Index and is based on apartment properties comprising 75% or more of invested assets. Please note that an investor cannot invest directly in an index.

Simple Rate of Return — Measure of profitability obtained by dividing the expected future annual net income by the required investment; also called Accounting Rate of Return or unadjusted rate of return. Sometimes the average investment rather than the original initial investment is used as the required investment, which is called average rate of return.

Alpine Cyclical Advantage Property Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (9/1/1993)

Alpine Cyclical Advantage Property Fund	3.26%	23.36%	-15.44%	-9.60%	7.58%	8.27%

EPRA/NAREIT Global Index	10.86%	24.74%	-9.26%	4.07%	10.71%	9.04%

S&P Developed BMI Property Index(2)	9.70%	23.96%	-10.01%	2.76%	N/A	N/A

Lipper Global Real Estate Funds Average(3)	9.59%	25.40%	-9.51%	2.06%	10.78%	9.33%

Lipper Global Real Estate Funds Rank(3)	N/A (4)	63/99	67/67	31/31	15/15	2/2

Gross Expense Ratio: 1.45%(5)

Net Expense Ratio: 1.45%(5)

(1) Not annualized.
(2) Index commenced on 12/29/2000.
(3) The since inception data represents the period beginning 9/2/1993.
(4) FINRA does not recognize rankings for less than one year.
(5) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The EPRA/NAREIT Global Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The S&P Developed BMI Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The EPRA/NAREIT Global Index, the S&P Developed BMI Property Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Cyclical Advantage Property Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Cyclical Advantage Property Fund

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Verde Realty	4.20%
2.	Iguatemi Empresa de Shopping Centers SA	3.29%
3.	CB Richard Ellis Group, Inc. - Class A	3.25%
4.	Direcional Engenharia SA	2.80%
5.	Altisource Portfolio Solutions SA	2.53%
6.	General Growth Properties, Inc.	2.35%
7.	Lennar Corp. - Class A	2.34%
8.	PDG Realty SA Empreendimentos e Participacoes	2.33%
9.	Toll Brothers, Inc.	2.31%
10.	NVR, Inc.	2.31%

* Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Cyclical Advantage Property Fund

Commentary

Dear Shareholders:

We are pleased to report that the October 31, 2010 fiscal year total return for the Alpine Cyclical Advantage Property Fund was 23.36%. This compares with the EPRA/NAREIT Global Index total return of 24.74% and the S&P Developed BMI Property Index total return of 23.96% for the same one year period ending October 31, 2010. During the course of the year, management sought to diversify the portfolio in light of transforming the prior emphasis on U.S. stocks into a more balanced global portfolio. Thus, the current 71 holdings of the Fund is the product of the sale of 34 prior holdings and the addition of 44 new stocks. The essential character remains, but the Fund has been modified to fit management’s view of the medium term prospects for the real estate equity markets as suggested by the name of the Fund.

INVESTMENT LANDSCAPE

Over the past five years, Alpine has observed what could be described as a two-speed world in which the developed economies have produced only modest rates of growth in comparison with so called emerging economies which were growing their GDP (Gross Domestic Product) at roughly two to three times as fast. Since the ‘great recession’ of 2008/2009 this divergence has accelerated. The large developed markets have in fact experienced deflationary trends associated with deleveraging high-priced assets through (often dilutive) re-equitization, forced sales or bankruptcy/foreclosures. However, cheap money (low interest rates) has protected asset values and rekindled signs of recovery. In contrast, a number of emerging markets have benefited from strong growth leading to rising employment, income and consumption trends which have been followed by increased inflationary pressures. A number of emerging markets, including Brazil, India and, notably, China, have responded by raising interest rates and/or taxing capital flows, so capital values have been constrained, despite positive demand/supply imbalances. Domestic demand in emerging countries is focusing a greater percentage of GDP growth away from exports as local incomes can now fuel aspirations for a better life in many of the rapidly expanding young populations throughout the emerging world. As a result, underlying demand for real estate from both tenants and investors is expanding in spite of higher cost of capital due to inflation propelled bond yields in many emerging countries. This is in stark comparison with rather stagnant tenant demand for property in most major cities of the developed world. However, real estate markets in the developed economies have benefited from improved liquidity and investor demand for property, with transaction volumes returning to levels last experienced early in the last cycle.

In all but the strongest property markets, prices are below replacement cost, so new development is still two-four years out with the exception of residential property. Given the historic low level of interest rates and a normalized spread of 200 to 400 basis points above medium term (five to ten year) debt, the initial yields (or capitalization rate) derived from premier income producing properties have fallen back to the levels last seen in the debt fueled growth environment of 2005 -2007. Investor assumptions regarding future tenant demand, the pace at which vacancy is absorbed, and the potential for new supply must be considered in light of possible increases in interest rates over the expected investment period. It should be noted that an inflationary period with rising interest rates in the developed markets in future years could be detrimental if it raises capitalization rates, and hence, lowers values. Occupancy rates in most markets are slowly improving from the cyclical trough of 2009, but different markets around the world may face varied levels of potential new supply over the next few years. Thus, the relationship between economic growth which could underpin rising tenant demand and the timing of new supply could have a significant influence over rental trends around the world, as can changes in interest rates.

Growth through accretive acquisitions has been a source of growth for many public real estate companies for decades. Over the past two years, many REITs, first in Australia, then the U.S., U.K., and Singapore recapitalized their balance sheets in anticipation of great buying opportunities. To date, a number of attractive transactions have taken place in these markets, although perhaps none could be described as great, because low interest rates have put a floor under prices. Despite the large number of questionable loans and real estate financings which are approaching maturity, banks have not been forced to foreclose or sell loans at deep discounts.

The intersection of the debt capital markets and the real estate market runs through major banks, so this is where we see the prospect for new supply of reasonably priced potential purchases for well capitalized companies and investors. British and U.S. banks are most likely to increase the flow of bad loans off their books and into the property market beginning this year. We expect European and Japanese banks may move more slowly. The banks would also likely provide significant financing for mergers and acquisitions of corporate portfolios, for both private and publicly traded entities. Alpine anticipates that large, well capitalized buyers, often in conjunction with an equity partner such as a pension or sovereign wealth fund, could be aggressive buyers. However, holding periods for many investors may require more patience than historic five to seven years due to modest medium growth prospects and/or low initial returns.

Alpine Cyclical Advantage Property Fund

Emerging markets are typically characterized by a limited supply of high quality properties which often leads to rent/price spikes during surges in demand. This naturally sets the stage for new development to not only meet demand, but match the requirements of a broader spectrum of tenants and investors. In markets where vacancy rates shot up into the double-digit levels during the ‘great recession’, the current rapid rate of economic progress has led to relatively quick absorption of vacant quality space, pushing occupancy levels and rents higher. In many markets, rents have returned to levels which make new development increasingly profitable, however, the first major projects will not be delivered for at least two years, and others under design now may take three to five years. Cities such as Sao Paulo, Hong Kong and London currently enjoy strong rental demand, while others including Beijing, Shanghai, Oslo, Paris, Washington, New York and New Delhi have benefited from stabilization, so all could see solid rental growth for several years, barring any major economic disruptions. Rents should trend favorably over the next three to five years throughout both the developed and emerging market countries, potentially justifying the relatively low acquisition yields of properties today. However, the velocity of tenant demand may only be strong enough in certain emerging markets to sustain rental growth through a longer period of new development which might traverse an interest rate cycle.

PORTFOLIO STRUCTURE

The Alpine Cyclical Advantage Property Fund (EUEYX) portfolio has been rebalanced in terms of geographic concentration, property type distribution and underlying stock selection. The overall spread of the portfolio has shifted to the South and to the West, with significant increase in Asian exposure from 13.2% to 21.0%, and Latin America from 12.4% to 19.7% over the course of the fiscal year. With this shift, the emerging market exposure of the Fund has increased from 25.5% to 40% over the past year. The three countries with the most significant adjustments were the United States, where we reduced the Fund’s holdings from 66.1% to 40.9%. In Brazil, the Fund expanded its exposure from 12.4% up to 19.7%. Proportionately, the most significant change was the U.K., up from 0.4% to 5.6%. The underlying shift in stock selection also led to notable changes in the makeup of the property exposure of the Fund. Specifically, financial related stocks, including mortgage REITs were decreased from 16.8% to 8.0% of the portfolio, while residential properties increased from 17.3% to 44.9% of the portfolio.

It is worth noting that of the significant residential exposure, approximately 12.5% has been invested in Brazilian home builders, 12.2% in U.S. housing stocks, including senior living developers, and 7% has been invested in Chinese home builders. Each country allocation to the home builders represents a different facet of the cyclical opportunity that we perceive for these real estate companies. Brazil is in mid-cycle growth phase in which financial modernization of the country has led to the introduction of mortgages over the past several years. Mortgage rates in Brazil are tied to medium term inflation adjusted rates and not the central bank’s SELIC rate (overnight lending rate) which can be more volatile over time as the central bank adjusts monetary policy with short term rates which are designed to impact commerce and the financial industry, not housing. In addition, the government has expanded a significant subsidized mortgage program, which in tandem with the strong growth in incomes and investment which the country is enjoying could lead to a multiyear extended cycle with stimulus lasting beyond the World Cup in 2014 and even the Olympics in 2016.

The Fund’s 12.2% exposure to U.S. homebuilders and senior housing developers reflects Alpine’s view that the U.S. housing market is at or near bottom (indeed prices and sales volumes have begun trending higher in select markets). While we do not expect a strong recovery until the foreclosure overhang is more fully absorbed, we believe that the stocks of domestic home builders could move in anticipation of a new earning cycle beginning late next year. The potential power of that earnings cycle should not be underestimated in light of a couple of factors. First, examining the dollar value of existing home sales (number of units sold times average price) smoothed by taking the average of the trailing six months through October, 2010 in comparison with peak levels of May 2005 show that the value of existing home sales are down 48%. By comparison, the dollar value of new home sales using the same formula has dropped by 80%. This has fundamentally shifted the historic relationship between existing home sales and new home sales in that new home sales have typically been about 18% of the total sales for new and existing homes, going back over a decade. However, new home sales now represent only about 8% of total homes sold. We believe that once the inventory pressure of low priced foreclosed and damaged homes dissipates from the market place, the historical price relationship of existing homes to new homes of roughly 90% (plus or minus 3%) will be reestablished, compared with the current 81% level which reflects lower priced foreclosed homes. The return to historic valuation and volume levels could be a major factor in a rapid recovery in the market share for new home sales in the U.S.

With regard to the Chinese builders, it is important to know that five of the Fund’s seven holdings have been newly acquired this year reflecting the changing impact of restrictive government regulations with particular regard to financing options in some of the hotter markets, such as Shanghai and Beijing. Hence the portfolio’s orientation has been directed towards second and third tier cities (of more than a million inhabitants) and the builders whom

Alpine Cyclical Advantage Property Fund

we believe are well positioned to generate steady growth in those markets. In comparison with the early cycle focus on U.S. builders and the mid-cycle phase in Brazil, China’s builders are facing a relatively mature phase of the cycle, however, the smaller cities are typically one to three years behind the fast paced coastal cities where the monetary slowing combined with regulatory measures is having more pronounced effect on volumes and eventually prices. We believe the valuations of the Fund’s holdings in Chinese builders does not reflect the ongoing cyclical strength in their distinct markets.

TOP TEN HOLDINGS

The top ten holdings in the portfolio are reflective of the portfolio adjustments described above. Consistent with the broader diversification of the portfolio, the same is true with the top ten holdings of which eight are new to the top ten, constituting 27.7% of the total portfolio, versus last fiscal year’s top ten equating to 37.9%. For fiscal year 2010, these stocks contributed over 9% of the 23.36% total return for the portfolio. (Holdings information included below are for the one-year period ending October 31, 2010.) The largest stock is Verde Realty, the Tex/Mex residential apartment and industrial property owner/developer. Current problems with drug cartels on the boarder have impacted the near term prospects for the company’s business model leading to an early stage of transformation with a broader U.S. focus on apartments and industrial properties. A valuation of Verde shares declined over the year by - 21.98%. In comparison, the Brazilian shopping mall developer, Iguatemi produced a total return of 58.44%, reflecting their current strong rents and new mall developments in progress. C.B. Richard Ellis, the global real estate brokerage, research, and management company provided a return of 79.26%. The fourth largest holding Direcional Engenharia is focused on low income government subsidized housing in Brazil and generated a 26.27% total return. Altisource Portfolio Solutions, a U.S. mortgage analytics, and consulting company provided a 71.54% total return. This paled in comparison with the 322.19% total return of General Growth Properties, which emerged from Chapter 11 protection as its debt maturities were extended and balance sheet restructured with new equity. The Fund’s number seven slot rather belongs to the major U.S. home builder, Lennar Corp., which gained 20.46% on the year. This was followed by another builder, Brazil’s PDG Realty, which has adroitly expanded its business through acquisitions to become the largest developer in Brazil. It provided a 61.7% total return to the Fund. In contrast, Toll Brothers, the upscale U.S. home builder declined by
-18.21%. While the number ten holding, NVR Inc., the preeminent Washington D.C. regional home builder declined -7.19%. We are hoping for a greater number of robust returns in the new year from our top ten holdings.

EQUITIES LEAD INDICES

It should be noted that major global real estate indices do not include meaningful exposure to emerging market (EM) stocks in their global composites, although that might have to change. The annualized growth over the five years including 2005 through 2009, of the market capitalization of stocks in the S&P 500 shrank by -1.5% while the MSCI World Index grew by 1.9%. During this period, the growth of all emerging market stocks was evidenced by a compound annual growth rate of 24% for the market capitalization of such stocks. A similar pattern has held true in real estate equities with U.S. equity REIT’s shrinking by -2.0% per year, while global real estate grew by a healthy 12% compound annual growth rate during this period, while emerging market real estate expanded by 34%. By Alpine’s calculations, emerging market equities constitute roughly 25% of all real estate stocks outstanding market capitalization. Nonetheless, the major global real estate indices provided by Dow Jones, S&P, and the FTSE EPRA/NAREIT series all have less than 1% EM exposure through the third quarter of 2010. We believe that for the indices to remain credible, they will eventually begin to include more emerging market exposure. As mentioned previously, EUEYX had an historically high 40% exposure to emerging markets at the end of the fiscal period.

Globally, the fundamental demand equation for real estate is gradually improving in most, if not all, markets. For over 20 years, Alpine has had at least modest exposure (7% minimum) of its international and global portfolios in emerging markets, and the current period is potentially the most favorable for long term investment. Because the growth dynamic is far superior in these regions, we believe that underlying real estate demand will continue to support rising rents, which can produce rising investment yields. This may lead to rising dividend yields for real estate equity investors, but the demand for high quality buildings should sustain development over multiple cycles, emphasizing the creation of real estate value. Alpine continues to believe that there will also be opportunities for companies to grow their assets and income levels in the developed economies of the U.S., Europe and even Japan, even though the next few years may be a bit challenging. We think that those investors who can take a three to five year view may be well served by this portfolio in terms of potential for growth and income to be derived from global real estate equities markets, especially during the early phases of this cycle, when value creation can be the greatest driver of total return.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Alpine Cyclical Advantage Property Fund

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds.

Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

Diversification does not assure a profit or protect against loss in a declining market.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

Compound Annual Growth Rate is the year-over-year growth rate of an investment over a specified period of time.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The MSCI World Index is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide.

One cannot invest directly in an index.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	Since Inception (11/03/2008)

Alpine Emerging Markets Real Estate Fund	18.59%	23.53%	45.27%

EPRA/NAREIT Emerging Index(2)	18.57%	20.34%	N/A

MSCI Emerging Markets Index	10.12%	23.71%	44.00%

S&P Developed (ex. U.S.) Property Total Return Index	13.03%	16.38%	25.77%

Lipper Global Real Estate Funds Average(3)	9.59%	25.40%	26.04%

Lipper Global Real Estate Funds Rank(3)	N/A (4)	60/99	1/84

Gross Expense Ratio: 4.52%(5)

Net Expense Ratio: 1.51%(5)

(1) Not annualized.
(2) Index commenced on 1/12/2009.
(3) The since inception data represents the period beginning 11/6/2008.
(4) FINRA does not recognize rankings for less than one year.
(5) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The EPRA/NAREIT Emerging Index is an unmanaged index designed to track the performance of listed real estate companies in emerging countries worldwide. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of global emerging markets. The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The EPRA/NAREIT Emerging Index, the MSCI Emerging Markets Index, the S&P Developed (ex. U.S.) Property Total Return Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Emerging Markets Real Estate Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	PDG Realty SA	3.63%
	2.	BHG SA Brazil Hospital	3.48%
	3.	Brasil Brokers Participacoes SA	3.38%
	4.	MRV Engenharia	2.77%
	5.	LSR Group OJSC - GDR	2.60%
	6.	Iguatemi Empresa de Shopping Centers SA	2.32%
	7.	General Shopping Brasil SA	2.26%
	8.	T M G Holding	2.25%
	9.	Direcional Engenharia SA	2.19%
	10.	Multiplan Empreendimentos Imobiliarios SA	2.13%

* Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

	(1) Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The EPRA/NAREIT Emerging Index commenced on January 12, 2009. It is an unmanaged index that tracks the performance of listed real estate companies in emerging markets worldwide. The MSCI Emerging Market Index measures equity market performance of global emerging markets. The securities in the Index are diversified across many industry sectors and at any time few of them may be real estate companies. Therefore, it is less relevant for comparison purposes than the EPRA/NAREIT Emerging Index. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Emerging Markets Real Estate Fund

Commentary

Dear Investor:

We are pleased to present the annual report for the Alpine Emerging Markets Real Estate Fund. The closing NAV on October 31, 2010 was $19.20 per share, representing a total return of 23.53% for the twelvemonth period. The Fund’s benchmark index, the EPRA/NAREIT Emerging Index returned 20.34% adjusted in U.S. dollar terms over the same period. Over the same time period the MSCI Emerging Market Index finished with a total return of 23.71% and the S&P Developed ex-U.S. Property Total Return Index rose 16.38%. Since inception on November 3, 2008 through October 31, 2010, the Fund has produced a cumulative total return of 110.38% (45.27% return on an annualized basis).

Once again the year has been a study in contrasts as investor appetite for the risk trade in emerging markets has oscillated wildly, driven to a large extent by government and central bank announcements of heterogeneous policy approaches to diverging economic conditions. The unprecedented policy coordination efforts of 2009, melded by necessity in the fires of a potential collapse of global finance after Lehman, are now in the midst of a less-than-orderly decoupling process. Austerity measures imposed by the Chinese government in April 2010 created headwinds after the positive returns emerging equities experienced earlier in the year. Since sinking to its low on 25 May, 2010 the MSCI Emerging Market Index ultimately hit an inflection point in August 2010 in anticipation of further quantitative easing by the U.S. Federal Reserve. Once the expected liquidity impact of further easing began to be priced in to the global markets, the index rebounded to highs not seen since well before the Lehman collapse, albeit still 23% below its high reached in October 2007. Since peaking in early November investors have once again tamped on the brakes in the face of further China tightening measures, renewed tensions between North and South Korea, and the continued unfolding of Europe’s debt crisis (this time featuring Ireland and Portugal). However, we remain cautiously optimistic as the market turbulence experienced over the past year has not served to dampen investors’ overall positive bias on the secular growth trend in emerging markets. Most telling is that fund flows into emerging market equities through November, 2010 reached $86 billion versus $83.3 billion for full-year 2009 according to data compiled by EPFR Global.

(RE)BALANCING ACT

The strong performance in global capital markets and local real estate markets from 2002-2007 was generally synchronous across economies, as were the first-generation reforms adopted in 2008-2009 by emerging and developed countries to address the ensuing financial crisis. In contrast, the subsequent recovery has been asymmetric and the policies that are now required to promote orderly growth differ dramatically across countries. The developed world continues on the path of injecting liquidity into global markets in order to stimulate demand away from public sources (government) back to private sources (consumer) of demand. While emerging economies are attempting to normalize liquidity levels in their economies and need to rebalance demand away from external sources (developed nations) to domestic demand (emerging consumer). As a result, global monetary policies are lacking a coherent vision and run the risk of becoming increasingly disjointed.

For example, the ongoing accommodative monetary policy in the developed world is not appropriate for the growth profile of emerging economies, as abundant liquidity has spurred accelerated capital flows attracted by higher yields and growth expectations. While the flows have helped support domestic demand to a degree, the sheer magnitude of inflows has rightly intensified concerns regarding overheating and inflation, asset price bubbles, financial sector instability and currency appreciation. When confronted with appreciation pressures and fears of weakness in global demand developing country’s governments and central banks have been intensifying the use of direct policy operations and ad hoc tools as inflation becomes a more immediate policy question. Many emerging economies have resumed rate tightening including India, Korea, Malaysia, Vietnam, Thailand, Brazil, and recently China. The People’s Bank of China (PBOC) hiked rates for the first time since 2007 from 5.31% to 5.81% in 2010, and we expect a moderate rate tightening cycle with a view to withdrawing stimulus and softening the effect of negative real interest rates. The PBOC has also been hiking the bank’s reserve ratio in advance of future rate hikes. China’s reserve ratio has been raised six times this year, and three times since November, 2010, from 15% to 18.5%, which exceeds the 2008 peak ratio of 17.5%. With the system-wide loan-to-deposit ratio still at about 66%, well below the 75% ceiling, very few banks should find their lending constrained by the increased reserve

Alpine Emerging Markets Real Estate Fund

requirement. The fact remains that, in a command economy like China’s, interest rate hikes and increases in reserve ratios are merely signals; the key tightening measure is primarily the central government’s loan growth quota. The central government is closely monitoring the banks’ 2010 loan balances to ensure the official target of Rmb7.5 trillion ($1.1 trillion) in credit growth is not exceeded. Through October 2010 domestic banks had extended Rmb 6.9 trillion in loans (not including the large amount of credit made available through off balance sheet methods) according to central bank data. Consensus estimates put the 2011 lending limit at Rmb 6.6 trillion, which represents a 12% decrease from 2010 levels, but nevertheless is still largely accommodative versus the restrictive 2008 level of approximately Rmb 4.1 trillion.

These tightening measures, while potentially disruptive in the short-term, could also be interpreted as fine-tuning mechanisms to ensure a more healthy and sustainable pace of demand growth over the medium-to long-term. A potentially more alarming policy option that certain emerging markets have been resorting to is capital controls. Over the past year governments in Thailand, Brazil, and the Philippines (among others) have introduced measures to reduce hot money flows by ring-fencing investors’ assets through a modified Tobin Tax (excise taxes on cross-border currency transactions.) Capital controls can create distortions, raising the cost of capital and providing further prospects for the misallocation of investment. Absent increased global coordination more countries could move in the direction of erecting further such barriers — to the detriment of the global recovery.

In last fall’s annual letter to shareholders we mentioned that, “In 2009 a flood of monetary and fiscal stimulus policies were targeted at trying to establish a floor for economic growth. We expect 2010 to be a year when many emerging economies will try to implement timely policies to establish a ceiling, the consequences of which could shape the bearing global markets follow next year and into the future.” That future is now, and global rebalancing is going to remain an enduring theme in the market. Policy coordination on the G-20 level, which has had a muted impact to date, might have to step up to provide a credible framework to guide global rebalancing efforts. If rebalancing is not an orderly process, not only could the recovery stall, but it could ignite a larger debate regarding the destabilizing impact of the developed world ultimately attempting to withdraw its acute monetary stimulus. This is the endgame that emerging economies are now in the process of trying to avoid. We are constantly monitoring the policy impact to the portfolio and will continue to be extremely selective in our approach to the markets and deploying assets.

PORTFOLIO ACTIVITY

Over the twelve months we continued to manage the Fund consistent with the long-term thematic view underpinning Alpine’s global and regional macroeconomic differentiation theses. As in the past, our investment approach provided flexibility to manage our medium-term portfolio strategy based on the ebb and flow of geopolitical risk, government policies and microeconomic conditions. Accordingly, during the period under review, the portfolio enhanced its diversification strategy on the basis of geography, property and asset type. Since the last annual letter the holdings have grown from 75 to 83 stocks. However, when considering regional diversification, the overall portfolio distribution remained consistent with the prior year: year-end exposure to Asia was 32.2%, up from 29.7% a year earlier; the Americas were up slightly to 34.3% compared to 33.4% a year ago. Central and Eastern Europe (CEE) and Russia exposure increased to 10.0% from 9.0%; the Middle East and Northern Africa (MENA) represented 5.6% of the portfolio, down from 6.7%. The individual country exposure held relatively stable, ranging from 17-20 countries throughout the year. Changes to note in this respect are the exit from our positions in Mexico and the UAE and the initiation of a position in the Philippines. In addition to these tactical adjustments in the portfolio we maintained a higher than usual cash buffer over the time period under review. This was done in order to position the Fund to take advantage of upcoming rights issues and secondary offerings pending through the remainder of the year, which is consistent with the overall cautiously opportunistic approach adopted by the Fund since inception. We have since brought the cash position back in-line with historic levels.

The Fund marginally increased its overweight exposure to Brazil with a year-end portfolio weighting of 32.0%, up from 31.4% a year ago. This stance reflects our long-held view that performance should be bolstered by Brazil’s long-term macro-economic outlook, the country’s growing consumer class, and its pro-growth government initiatives. These policies have been ensured continuity by the recent election of President Luiz Inacio Lula da Silva’s handpicked successor Dilma Rousseff. As a member of Lula’s cabinet she was widely considered one of the architects of the government’s highly successful Minha Casa, Minha Vida (MCMV) — my house, my life — program. Alpine sees her election as

Alpine Emerging Markets Real Estate Fund

merely a change in governing style (as opposed to substance), and believes that she will continue to pursue a populist agenda while keeping the government supportive in its supply of credit.

The primary changes to the Fund’s Brazil exposure include a significant increase in its position in Brasil Brokers (from 0.2% to 3.4%), as well as initiating positions in Aliansce Shopping Centers and BR Properties. Brasil Brokers is the largest brokerage in the country (the investable brokerage market in Brazil is a duopoly held by Brasil Brokers and Lopes) with a strong track record in both the primary and secondary residential markets. We expect its leading position in the secondary market to be bolstered further by accretive acquisitions and its recent mortgage sourcing deal with HSBC. Aliansce has one of the youngest portfolios in the mall segment, which translates into approximately 50% of its portfolio being subject to contractual step-ups in rents leading to transparency on revenues and margin improvement over time. We believe that a strong development pipeline and an attractive relative valuation make Aliansce a solid portfolio addition. BR Properties is one of the few publicly-listed companies in the commercial property segment. Given a low vacancy and rising rent environment, and potential Merger & Acquisition (M&A) opportunities in a fragmented market, we believe BR Properties’ proven ability to source deals and to access creative financing options positions it as the de facto leader in the commercial property market. As discussed in the Fund’s Semi-Annual report we also established positions in Even Construtora, a seasoned residential developer focused on middle and upper-middle income customers in Sao Paulo, as well as Direcional Engenharia, one of the largest developers in Brazil, and the only listed homebuilder that is significantly active in the lowest income range (0-3 minimum wages). The Fund offset these new purchases by reducing exposure to Brookfield Properties and Cyrela Brazil Realty due primarily to expensive valuations as well as weakened operating results relative to peers.

The Fund’s second largest portfolio exposure is a 10.6% position in China, a modest decrease from 11.8% position at the October 31, 2009 year-end. This shift partially reflects our concern over the ongoing impact of the raft of policy measures the Chinese government continues to implement in its effort to address the perception of rampant price appreciation, specifically in its tier-one housing markets. While we have yet to see convincing evidence of systemic economic misalignments in the overall property sector, we cannot ignore the fact that the overhang of policy risks has effectively capped returns of the Chinese residential developer stocks. Again, it bears emphasizing that it is not in the best interests of the Chinese government to quash the large component of growth that is its residential market. Instead the flood of policy measures enacted to date are intended to realign demand dynamics to ensure a more healthy and sustainable housing market over the long-term. The real risk is if the measures do not work to the government’s satisfaction, thus opening the door to the potential for even more aggressive policies. We do not rule out that the next policy steps could include further tightening the project financing available to developers or even impeding the channels of capital remittance from Hong Kong into the mainland property market. Recent additions to the portfolio have taken these measures into account and include developers that have a mixed-use component in tier two and three markets, have relatively strong financial positions in our opinion, large land banks and trade at substantial discounts to peers. These include: Country Garden, Evergrande, Kaisa, and Powerlong. Over the medium- to long-term, growth in China’s real estate sector should continue its steady upward momentum, driven by the underlying forces of urbanization, rising incomes leading to increased relative affordability in tier two and three markets, and the demand for real estate as an alternative investment vehicle.

While it is now conventional wisdom that the world’s center of gravity is shifting toward the east, it is not only China that warrants the attention of investors. A notable trend in the Fund’s portfolio construction over the past year is the marked increase in exposure to some of the countries that comprise the Association of Southeast Asian Nations (ASEAN) specifically Indonesia, Thailand, the Philippines, and Malaysia. The increased volumes of intra-regional trade and their relative lack of government intervention, combined with low interest rates, are only a few of the reasons that the ASEAN markets have recently become attractive as asset-reflation stories. These countries, in contrast to certain other Asian economies (such as China, India, Korea, Singapore and Hong Kong), have not had to impose measures aimed at dampening their property markets since the credit cycle is only just beginning in these economies. The result thus far has been superior performance by the property indices in the respective countries during the one-year period under review: Philippines Property Index was up 66.4%; Thai Property Index was up 61.6%; Jakarta Property Index was up 41.7% and the Malaysia Property Index was up 40.2%.

The Fund enhanced portfolio diversification through its increased exposure to the Philippines, which now

Alpine Emerging Markets Real Estate Fund

represents 3.0% of the holdings. The Fund began accumulating these positions following the decisive victory of Benigno “Noynoy” Aquino III in the May presidential elections. The Philippine economy proved resilient during the global slowdown and its robust domestic growth was bolstered by the overseas foreign worker (OFW) remittance income holding up far better than expected through the downturn. This trend has continued. Remittances have grown by 8% annually through the first nine months of 2010, totaling US$14bn and representing about 10% of nominal Gross Domestic Product (GDP). The government estimates that almost one-third of these OFW remittances will go toward purchasing a home. However, the Philippines story is not driven exclusively by the pesos that OFWs send home. The business process outsourcing (BPO) industry generated US$7.2bn of revenue in 2009 (almost 42% of the remittance figure) and has risen by an annualized 37% over the past five years. There is also growing evidence of a credit cycle emerging. Mortgage debt remains a fraction of GDP at only 2.1%, but lending has picked up as borrowers are able to obtain fixed mortgages at rates of 8.5-9.0%. At the end of Q2 2010, residential loans had risen by 3.3% QoQ (Quarter over Quarter) and 5.4% YoY (Year over Year) to P173.7bn. Finally, we welcome the potential for the real estate market to become more institutionalized with the approval of the pending REIT legislation, which Alpine expects to take effect some time in H2 2011.

The Fund initiated positions in Megaworld, Robinsons Land, and SM Development. Megaworld is a developer of large mixed-use urban developments that we feel is well-positioned to take advantage of renewed demand by the BPO services industry. The company stands to benefit from its prime landbank near its existing McKinley Hill township project as well as its recent acquisitions in Bonifacio Global City. It is also expected to REIT its BPO office and retail assets once the law is in place. Robinsons Land is a diversified property developer and the second largest mall owner/operator in the Philippines; it stands to be one of the biggest beneficiaries of the REIT legislation once enacted. SM Development, which is 45% owned by SM Investments Corporation, the holding company of the Philippines’ biggest mall owner, is a residential property developer focused on high-rise developments for the low-income/affordable housing segment. The company currently enjoys a niche product offering (the units are small, between 20-40 square meters) and is able to leverage off of its relationship with SM Prime as many developments are planned in proximity of SM City and SM Supercenter shopping malls, benefiting from the existing transportation infrastructure.

Indonesia, where the portfolio position jumped to 5.1% from 2.7%, represents the Fund’s largest increase in existing country exposure over the past twelve months. Selective township developers with land in close proximity to toll roads and infrastructure projects remain attractive to us. We established a position in Alam Sutera, a developer best known for its Serpong estate in West Jakarta, and in the township developer Bumi Serpong. We also increased our position in Bakrieland Development, a superblock developer with the largest land bank in the sector, after its shares dropped on the announcement of a deeply-discounted rights issue. The Susilo Bambang Yudhoyono (SBY) government estimates that current pent-up demand exists for at least 8 million housing units. According to the housing minister, new demand is 800,000 units per year versus a supply in the market of approximately 400,000 per year. Low interest rates, accompanied by greater mortgage availability, have been the main driver for rising property demand, especially in the landed residential sector. Over the past year there has been a pronounced shift in the buyers’ reliance on mortgage finance to fund purchases. According to the Bank of Indonesia mortgages were used in 73% of the transactions in Q3 2010 versus 67% in Q3 2009. Wages are also on the rise. The government has consistently increased salaries in the public sector in the last five years at an average rate of 13.8% per annum, which is almost double the average inflation rate of 7.4%.

The Fund also benefited from M&A activity during the period under review. Kingdom Hotel, the UAE-based hotel operator, received a bid from its controlling shareholder for the entire outstanding issued share capital of the company. Consolidation in Brazil continued with Gafisa acquiring the low-income residential developer Tenda, as well as PDG’s acquisition of Agre. Parkway Holdings, the leading hospital developer and owner in ASEAN, was acquired at a significant premium by Kazana, the investment holding arm of the Malaysian government. It is Alpine’s view that takeover activity could accelerate in 2011.

TOP TEN HOLDINGS PERFORMANCE REVIEW

Our top-ten holdings have shifted slightly during the period under review yet continue to reflect our view that Brazil currently represents the most favorable investable real estate market in the world. Eight slots of the Fund’s top ten are held by Brazilian companies versus seven slots held a year ago. By property type the Brazilian holdings are diversified across homebuilders (3), shopping mall developers/operators (3), residential brokers (1), and hotel groups (1). The remaining two

Alpine Emerging Markets Real Estate Fund

positions are held by a Russian developer active in the building materials space and a residential township and hotel developer active primarily in Egypt. The holdings data in the following paragraphs reflect the one-year period ending October 31st, 2010.

PDG Realty assumed the position of the top portfolio holding, at 3.6% of total assets versus 2.9% the year prior. This increase was driven by our participation in a secondary issue of the shares as well as the stock’s top-five return performance of 48.5%. Over the past year PDG’s best-in-class management team has pursued an aggressive yet disciplined strategy which led the company to acquire Agre in an opportunistic deal which further consolidated the sector and created Brazil’s largest residential developer. The company recently announced a joint venture between Agre and Marriot International to develop as many as fifty hotels throughout the country. We believe hotels could represent an interesting property segment in the future as quality assets are vastly under-supplied in Brazil. Our second largest holding is BHG SA – Brazil Hospitality Group at 3.5% of total assets versus 1.6% at the prior year. BHG is the largest publicly-listed hotel group in Brazil; it is embarking on a development strategy that we believe will position it to take advantage of supply/demand imbalances, the increasing momentum in business travel, as well as the upcoming 2014 FIFA World Cup and 2016 Olympiad. The company had a twelve-month return of 61.3%. Brasil Brokers, as described above, is the Fund’s third largest holding, and at 3.4% of total assets represents a significant increase from the prior year. The issue provided a total return of 61.9%. The Fund’s fourth largest holding at 2.8% of total assets is MRV Engenharia, the low-income housing specialist which returned 58.7%. The company, with a singular focus on the low-income housing sector, had originally targeted a production pace of 40,000 annual units by 2012 — it is expected to reach that target in 2010 — making it the gold standard for execution in the residential developer space. The Fund’s ninth largest holding and last Brazilian residential developer in the top ten is Direcional Engenharia. The company returned 26.3% through fiscal year-end.

Shopping mall owner/operators in Brazil remain core holdings in the Fund as we positioned the portfolio to take advantage of the under-penetrated and highly-fragmented sector. In our view, not only do these companies offer highly visible cash flow streams, but they have attractive growth profiles resulting from their significant development pipelines and offer an indirect play on the growing emerging market consumer theme. General Shopping Brasil, a Sao Paulo based developer/operator with a focus on the lower-income segments, was the Fund’s seventh largest holding at 2.2% of total assets. The company has been a stellar performer, with a total return of 81.7%. Iguatemi Empresa owns one of the highest quality portfolios in the sector and is poised to double its gross leasable area (GLA) over the next five years. It was the sixth largest holding representing 2.3% of total assets and contributed total return of 56.9%. Rounding out the Brazilian companies in the top ten is Multiplan representing 2.1% of total assets with a total return of 52.1%. The company is one of the most capable mall operators in the sector, with an upscale focus, and has been a core holding in the Fund since inception.

The remaining two companies in the Fund’s top-ten holdings include the Russian developer and building materials producer LSR Group, the Fund’s fifth largest holding. The company represents 2.6% of the portfolio and had a total return of 16.82%. The lack of credit to developers effectively froze the real estate market in Russia during the recession. LSR was one of the few companies with the balance sheet to emerge through the crisis unscathed and in a position to take advantage of opportunities once the cycle resumes. Demand for residential real estate troughed in 2009 and has been improving steadily as confidence in the economy resumes and mortgage availability increases. Finally, the Egyptian residential and hotel developer Talaat Moustafa Group (TMG), represents 2.3% of the portfolio. TMG is the leading community real estate developer in Egypt, primarily developing large projects east of Cairo. The shares have been under pressure due to a legal dispute over landbank ownership, which resulted in TMG’s flat contribution to Fund performance on a total return of -0.1%. The legal issues have largely been resolved in favor of the company and we expect project sales to rebound in 2011 along with TMG’s share performance.

In addition to the top ten holdings, there were a number of other strong performers that contributed positively to the returns of the Fund over the time period: Supalai, a residential developer in Thailand returned 152.9%; Summarecon, a landed residential developer targeting the mid- and higher-income segments in the Jakarta area returned 110.3%; Phoenix Mills, a Mumbai-based developer of high-end retail concepts returned 73.7%, and SOHO China, a Beijing-based commercial developer returned 69.9%. Minor offsets in the aggregate to these strong results were poor returns by the Greek commercial developer Babis Vovos (-55.2%), the Indian township developer Hirco (-56.4%) and KDD Group (-59.2%), a developer based in

Alpine Emerging Markets Real Estate Fund

the Ukraine. The aggregate weighting of these three stocks was approximately 1% of assets at year end. All are asset rich, yet cash starved or otherwise constrained. If and when conditions improve, we would hope to see sizable rebounds for these stocks if they can monetize their properties through development.

DÉJÀ VU ALL OVER AGAIN?

When we last reviewed the Fund’s progress in the Semi-Annual report, the global recovery had hit a speed bump as risk aversion took hold of the markets due primarily to a North Korean provocation, heightened sovereign credit risk in peripheral Europe, and the Chinese government issuing tightening measures. A crisis trading mentality temporarily took hold as the VIX index spiked, Treasury yields dropped, gold hit a new high, and interbank rates peaked. Fast forward six months and it could be argued that the markets are experiencing a clear sense of macro shock déjà vu, though the immediate negative repercussions have not been as pronounced. Geopolitical risk has heightened with renewed provocations by North Korea, rioting in the UK and Ireland over further austerity measures is reminiscent of rioting in Greece, and the Chinese government’s implementation of the next wave of normalization policies has heightened fears over tightening. Turbulent as the recent spate of shocks have been, the markets have absorbed the impact and a cautious optimism over the direction of the global recovery has returned.

Volatility will be an enduring concern and further vulnerabilities will undoubtedly seize investors’ attention. However at this time the managers’ focus remains on the long-term trend. Our strategic view of the emerging market outlook is overwhelmingly constructive with respect to both growth and the markets. We continue to believe that the emerging countries, currently much more so than their developed peers, are equipped to buffet storms with sustainable fiscal positions and strong consumption trends. We do not see any convincing arguments leading us to stray materially from our general thesis that the key emerging economies are expected to continue to be a strong source of global demand, exhibit market resilience, and realign with their long-term growth trends in spite of mounting uncertainties which threaten to derail the global recovery.

LOOKING FORWARD

The major countries that the Fund targets — Brazil, China, Indonesia and India — are roughly 42% of the world’s population. They share similar long-term macroeconomic characteristics and demographic trends that may bode well for significant and sustained growth in the future. These developing countries, among others, represent an increasingly larger share of both the global economic pie and the listed equities universe. As these markets become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could be geared to increase substantially in absolute terms as more companies come public and possibly even surpass developed markets in terms of capitalization. We believe that capital intensive industries, such as real estate, could be significant participants and potential beneficiaries of such a trend.

We intend to position the portfolio to take advantage of the myriad opportunities and challenges outlined above over the coming 12-18 months. We look forward to reporting to you on the Fund’s portfolio and our continued progress in the Fund’s next semi-annual report to shareholders. Thank you for your support.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities and emerging markets which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

Alpine Emerging Markets Real Estate Fund

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices

Diversification does not assure a profit or protect against loss in a declining market.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

VIX Index — Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Philippines Property Index is a capitalization-weighted index composed of stocks representative of the property sector of the PSE.

Thai Property Index is a capitalization-weighted index of all stocks of the SET Index that are involved in the property sector. The index was developed with a base value of 100 on April 30, 1975.

Jakarta Property Index is a capitalization-weighted index of all stocks in the Jakarta Composite Index involved in the business of construction, property, and real estate. The index was developed with a base value of 100 as of December 28, 1995.

Malaysia Property Index: The RPI summarizes the results of the survey conducted four times a year by the Malaysian Institute of Economic Research. The index is designed to be a leading indicator of economic activity in the property sector.

Investors cannot directly invest in an index.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 10/31/10 (Unaudited)
	6 Months(1)	1 Year	Since Inception (11/3/2008)

Alpine Global Infrastructure Fund	13.01%	30.23%	32.15%

S&P Global Infrastructure Index	7.53%	14.37%	14.46%

Lipper Specialty/Miscellaneous Funds Average(2)	6.49%	18.78%	21.28%

Lipper Specialty/Miscellaneous Funds Rank(2)	N/A (3)	8/59	5/46

Gross Expense Ratio: 4.47%(4)

Net Expense Ratio: 1.40%(4)

(1) Not annualized.
(2) The since inception data represents the period beginning 11/6/2008.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P Global Infrastructure Index is an unmanaged index that provides liquid and tradeable exposure to 75 companies from around the world that represents the listed infrastructure universe. The Lipper Specialty/Miscellaneous Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P Global Infrastructure Index and the Lipper Specialty/Miscellaneous Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Specialty/Miscellaneous Funds Average reflects fees charged by the underlying funds. The performance for the Global Infrastructure Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Global Infrastructure Fund

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Vopak NV	3.30%
2.	Ferrovial SA	2.54%
3.	Cia de Concessoes Rodoviarias	2.41%
4.	China State Construction International Holdings	2.41%
5.	El Paso Pipeline Partners LP	2.25%
6.	Union Pacific Corp.	2.15%
7.	Vinci SA	2.14%
8.	IESI BFC, Ltd.	2.08%
9.	American Tower Corp. - Class A	2.07%
10.	Empresas ICA SA de CV - ADR	2.07%

* Portfolio holdings and sector distributions are as of 10/31/10 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Global Infrastructure Fund

Commentary

Dear Investor:

We are pleased to report the results for the Alpine Global Infrastructure Fund (“AIFRX”) for the fiscal year ending October 31, 2010. For this year, the Fund reported a 30.23% total return versus the S&P Global Infrastructure Index which had a total return of 14.37%. AIFRX outperformed its benchmark index by 1,586 basis points for this period. For the period 11/03/08 (inception date of the fund) through 10/31/10, the Fund reported a cumulative 74.25% total return versus the S&P Global Infrastructure Index which had a cumulative total return of 30.87%. AIFRX outperformed its benchmark index by 4,338 basis points for this period.

We launched the Alpine Global Infrastructure Fund because we believe that there are special opportunities to benefit from global spending in infrastructure over the next several decades. Based upon third-party studies for projected global infrastructure spending, we have defined our infrastructure universe to include the following sub-sectors: transportation, telecommunications and information technology infrastructure, utilities, energy, water delivery and waste disposal systems. The majority of these companies develop, own and operate long-term assets. The Fund’s mandate has a secondary focus on companies which build or provide key components or systems for infrastructure. This multi-faceted sector approach allows the Fund to invest in defensive stocks when the economy begins to slow and in expansive early cyclical stocks as the economic cycle turns positive.

Since the launch of our Fund, the equity markets have been volatile as the world’s economies suffered from the effects of the financial crisis. Although equity markets have rebounded as the world’s economies have stabilized and some country’s economies have begun to grow, we do not believe that there will be a strong v-shaped recovery. The amount of debt that governments have on their balance sheets and the austerity measures that are beginning to be enacted should lead to slower growth for years to come. The uncertainty over the European debt crisis along with the questionable growth prospects of China has led to extremely volatile markets. We believe this may create many new opportunities for investors in infrastructure stocks that have consistent and predictable cash flows. Our portfolio of companies is not immune to swings in share prices, but volatile markets allow us to buy what we believe are high-quality companies with solid balance sheets and good growth prospects at inexpensive valuations. In the future, governments may be compelled to sell off infrastructure assets and utilize public/private funds to build/operate/transfer models to finance new projects. In addition, the many stimulus-package related infrastructure plans that were announced during the financial crisis are now being put into effect, which may benefit several of the companies within our portfolio.

In support of our belief that there is significant investor demand for assets with consistent and predictable cash flows, we have seen several attempted and completed acquisitions within our portfolio. CP2 Ltd., Canada Pension Plan Investment Board, and the Ontario Teachers’ Pension Plan proposed to take Transurban, an Australian toll road operator, Group private. This bid was rejected by the board. Canada Pension Plan Investment Board then decided to buy Intoll Group (AIFRX did not own) which owned a minority stake (30%) of the 407 Express Toll Route in Canada, along with 10% of the 407 Express Toll Route owned by Ferrovial. After the sale, Ferrovial still owns 43.2% of the road. Additionally, Sembcorp acquired Cascal, a water company. Currently, UEM Group Berhad and Employees Provident Fund Board have offered to take over all assets and liabilities of Malaysia’s Plus Expressways. In addition, CVC Capital Partners, a private equity investor, purchased 15.55% of Abertis Infraestructuras. In the telecommunication equipment infrastructure space, The Carlyle Group have made an all cash offer for CommScope. Although we believe that markets will continue to be volatile, we also believe that the long-term growth prospects for infrastructure-related companies are still positive.

Due to the severe economic crisis that the world has suffered through, governments around the world have announced stimulus plans with a focus on infrastructure in order to revitalize their economies. Infrastructure projects offer both a short term benefit of stimulating the economy and a long term benefit of facilitating growth. We believe this is the beginning of a multi-decade emphasis on infrastructure spending worldwide. According to a recent study by CIBC World Markets, there could be as much as $35 trillion spent on infrastructure over the next 20 years. The American Society of Civil Engineers (“ASCE”) estimates the U.S. government needs to spend $2.2 trillion over the next five years to upgrade and repair the current infrastructure. America’s infrastructure received a cumulative grade of D on the 2009 ASCE’s report card. According to a joint study of the Asian Development Bank and the Asian Development Bank Institute, “between 2010 and 2020, Asia needs to invest approximately $8 trillion in overall national

Alpine Global Infrastructure Fund

infrastructure.” Countries across Asia, including China, Japan, Malaysia, and Singapore have announced stimulus packages that include infrastructure spending. China has the most aggressive plan, as a majority of its almost $600-billion stimulus package that was announced in November, 2008, is being spent on infrastructure. It has announced plans that include the construction of new railways and rural infrastructure projects. India has recently announced that they are setting up a 500 billion rupee ($11 billion USD) infrastructure debt fund to upgrade its ports and roads and to focus on power shortages. In 2009, according to an Ernst & Young India report, India spent 6.5 percent of its gross domestic product on infrastructure, while China spent 11 percent. Beyond these stimulus programs, the combination of historical underinvestment in infrastructure, population growth, greater urbanization and rising standards of living should propel infrastructure improvements for decades to come. The growth of infrastructure spending over the next several years will accelerate as populations across the world continue to grow. As the trend in urbanization continues, government entities will have to make up for a lack of infrastructure spending over the past several decades, as well as accommodate new development. The world’s population is growing at a rate of 1.1% per year. According to the United Nations report on “World Urbanization Prospects,” in 1950, 29% of the world’s population lived in urban areas. By 2007, the percentage had increased to 49%, and by 2030, it is expected that 60% of the world’s population will live in urban areas. In contrast, governments have underinvested in infrastructure over the last several decades and are now using the stimulus packages to jumpstart increased spending on infrastructure. In the 1960’s, the U.S. was spending about 3% of its Gross Domestic Product (GDP) on infrastructure. Now the U.S. spends only about 2% of its GDP on infrastructure _ a decline of 33%. Governments understand that underspending on infrastructure will hurt their long-term prospects for economic growth and are now using the stimulus plans to begin a long period of reinvestment in infrastructure.

Even before the financial crisis began to wreak havoc on the budgets of governments and municipalities, the privatization of infrastructure assets began to take place. Now, even more so, there will be an accelerated effort to privatize these assets as public entities will not have the funds to maintain their current infrastructure assets nor to build new infrastructure assets to meet the needs of a growing population. Throughout the world, the owners of infrastructure are primarily government entities. However, over the last several decades, due to the large cost of building and maintaining these facilities, there has been a movement towards privatization of infrastructure assets. In Canada, Australia, the United Kingdom, and throughout Europe and Asia, roads, airports, and seaports have been privatized. These privatizations are usually through Public-Private Partnerships (PPPs), which refer to the contractual agreements formed between a public agency and a private sector entity that allow for greater private sector participation in the infrastructure assets.

The following is a discussion of our top ten portfolio holdings:

We strongly believe that the private sector must participate in building and maintaining infrastructure assets throughout the world. Hence, we own Companhia de Concessoes Rodoviarias (“CCR”), the largest owner of toll roads in Brazil. The combination of rapidly growing automobile ownership and reduced competition for new concessions in Brazil makes CCR a compelling investment, in our opinion. According to the World Bank only 6% of Brazilian roads are paved. We believe CCR is a good investment due to the required transportation infrastructure spending in Brazil. Brazil will be hosting the World Cup in 2014 and the Olympics in 2016 and will look toward the private sector to fund many of the capital projects such as new roads, subways, and a high speed rail system. CCR currently has proven to be a disciplined participant when bidding for new roads as demonstrated by its current portfolio of concessions which earns an 18% IRR (Internal Rate of Return). CCR has sufficient capital to bid on the new concessions as Brazil auctions additional roads acquires roads in the secondary market, and bids on concessions for subways and high speed rail. CCR recently completed an accretive acquisition of SPVias for $1.3 billion Brazilian Reals. For the period 10/31/09 - 10/31/10, the stock had a total return of 38.39%.

In keeping with the theme of owners, builders and operators of infrastructure assets, we also own Vinci. Vinci is a concession and construction company. It operates motorway concessions in France and car parks across Europe. When bidding for new infrastructure projects, Vinci leverages its expertise in construction with its ability to operate the concession. Vinci should be a beneficiary of a number of potential large infrastructure projects in the next year in which they are the preferred bidder, such as the €7.5 billion Tours-Bordeaux high speed rail project. These projects are not currently in Vinci’s order book which was at €28.3 billion as of September 30, 2010. Vinci continued to be a strong

Alpine Global Infrastructure Fund

generator of free cash flow even as traffic slowed on its toll roads. Indeed, traffic trends have begun to turn around as we are beginning to see traffic growth on Vinci’s toll roads. In the first three quarters of 2010, traffic grew by 2.9%. This should provide operating leverage as the recovery continues. The resilience of the earnings over the past two years strengthens the investment case of Vinci’s integrated infrastructure business model. This is due to an increase in tariffs which is linked to inflation. We believe the acquisition of Cegelec enhances Vinci’s opportunities in energy service activities. For the period 10/31/09 - 10/31/10 Vinci had a total return of 12.38%.

Empresas ICA (“ICA”), is an example of an owner, builder, and operator of infrastructure assets in an emerging economy. ICA operates both road concessions such as tunnels, highways, and bridges, and water distribution and treatment concessions. It also owns a 49.43% stake in Groupo Aeroportuatuario del Centro Norte, an operator of several Mexican airports. We believe that infrastructure is an important sector for the Mexican government and that Mexico will continue to spend money on infrastructure projects to stimulate its economy. According to Morgan Stanley, Mexico will spend 5% of its GDP (Gross Domestic Product) on infrastructure in 2010, up from 3.1% of its GDP in 2002. We believe it is positioned to win further concessions over the next year as Mexico awards new projects. One such project is the San Jeronimo-Xochimilco toll road in Mexico City. ICA and Ideal formed a joint venture that presented the lowest bid and was declared a preliminary winner. This project would increase ICA’s backlog by over 10%. The combination of improving margins, a strong order backlog, and a potential of further project wins has helped ICA’s share price to appreciate for a total return of 20.87% over the last twelve months (10/31/09 - 10/31/10).

One of the companies that we discussed in our semi-annual letter as an underperformer was Ferrovial. From April 30, 2010 - October 31, 2010, the stock had a total return of 30.76%, and for the entire fiscal year ending October 31, 2010 the stock had a total return of 25.15%. One of our favorite infrastructure assets is the 407 Express Toll Route (“ETR”). The 407 ETR is a toll road in Canada that is 43% owned by Ferrovial, which merged with Cintra in 2009. The tolls for the road are based on user elasticity rather than an increase of tolls with inflation. In addition, the concession does not expire until 2098. Ferrovial began as a construction company, but has diversified its business to focus on infrastructure concessions. It now owns several other toll roads and airports through its investment in BAA.

Ferrovial is now in the process of selling 10% of their stake in BAA; they would then have a 46% ownership stake. A completed sale of the 10% stake may be a catalyst for the stock as investors will have a quantifiable value for the remaining stake of BAA. We believe the stock had a negative return in the first half of the fiscal year due to concerns about Ferrovial’s Spanish exposure, despite the fact that greater than 80% of their (EBITDA) Earnings Before Interest, Taxes, Depreciation and Amortization is generated outside of Spain. But we believe that Ferrovial represents a stock that has good long-term potential as it owns valuable assets with strong cash flow and improving traffic.

Another company that we discussed as an underperformer for the first six months of the fiscal period was China State Construction International Holdings (“CSCI”). From April 30, 2010 - October 31, 2010, the stock had a total return of 122.46%, and for the entire fiscal year ending October 31, 2010 the stock had a total return of 90.88%. CSCI has been primarily a builder in Hong Kong and should benefit from the ten mega projects in Hong Kong. In the longer term, it will expand into the Chinese market, as the infrastructure flagship of its parent company, China State Construction and Engineering Corp. The turn around of the stock price in the past six months can be attributed to the growth of their backlog to a record level of HK$37.43 billion (as of October 31, 2010) as well as announced acquisitions. The company recently announced the purchase of a 65% stake in the Nanjing Changjiang Second Bridge which is consistent with the long-term strategy of developing a diversified infrastructure portfolio. In addition, the company’s backlog consists of announced contracts to build two affordable housing projects in Tianjin, China. We believe that CSCI will be able to continue to win infrastructure projects in China and Hong Kong that should have a meaningful impact on its future earnings.

Another part of our strategy is to find infrastructure companies worldwide that have resilient cash flows and monopolistic characteristics. One of the stocks that has contributed to our outperformance versus our benchmark is the Dutch company Vopak. For the fiscal year 10/31/09 – 10/31/10, Vopak had a total return of 59.39%. It is the world’s largest independent bulk liquid storage company serving the oil and chemical industries. As of September 30, 2010, 82% of its contracts had a duration of greater than one year. Vopak has indexation clauses in its contracts which help to ensure revenue growth. It had an average occupancy rate of 93% for the first nine months of 2010. In addition, Vopak is adding capacity over the next several years which should

Alpine Global Infrastructure Fund

further strengthen its global position. Over the short term, there is concern about the deterioration in demand for storage of biofuel products (approximately 13% of Earnings Before Interest and Tax (EBIT)) due to regulatory uncertainties. Over the long-term, Vopak could switch the usage of the biofuel tanks to other products if demand does not increase. In our opinion, this company is a good example of the unique attributes in infrastructure for which we are searching globally. Specifically, a global or regional platform leveraging scale with limited competition and contractual cash flows with inflation protection make this company very attractive.

In selecting stocks to purchase, we looked for pipeline companies that have existing stable fee-based revenue under long-term contracts, opportunities for growth, no major refinancing issues and little or no exposure to the prices of commodities. For example, we bought El Paso Pipeline Partners (“EPB”). It has consistent cash flows backed by 5 -10 year contract duration, FERC (Federal Energy Regulatory Commission) regulated tariffs, and opportunities for organic growth. Over 90% of its revenues are backed by “take-or pay” type contracts. In addition, we believe EPB’s general partner, El Paso Corporation, will sell additional assets to EPB, generating an additional growth driver. Year to date, as of November 15, 2010, EPB has completed or announced $2.4 billion worth of “drop-downs” from El Paso Corporation. We believe there are still more opportunities for “drop-downs” in the pipeline. This was another contributor to our outperformance versus the benchmark. For the fiscal year ending 10/31/10, this stock had a total return of 61.55%.

IESI-BFC Ltd (“BIN”) is one of the largest solid waste management companies in North America. Solid waste management businesses provide essential services that are somewhat recession resistant. BIN’s strategy is to focus on regions with high population density markets and use a vertically integrated platform to achieve higher organic growth rates than their competitors. Urban markets tend to have faster population growth than rural markets. In addition, the management has a solid track record of making complementary accretive acquisitions. Their most recent acquisition of Waste Services, Inc. was completed in July 2010. This acquisition is expected to generate pre-tax synergies of $25 - $30 million over the next two years. For the fiscal year ending 10/31/10, this stock had a total return of 87.91%.

As Warren Buffet said after Berkshire Hathaway announced acquisition of Burlington Northern Santa Fe, “it just moves goods so much more efficiently than can be done over the roads. So, over time I think that you’ll see more and more ton-miles moving on the railroads.” Our favorite railroad is Union Pacific (“UNP”), which had a total return of 61.80% for the fiscal year ending October 31, 2010. UNP operates in the western two-thirds of the United States. Its business mix includes energy, agricultural products, intermodal, industrial products, chemicals, and automotive. As volumes have recovered from the recession, UNP has achieved record operating margins. UNP has recently announced their long-term goal of continuously improving their operating ratio to a target of 65 - 67%. Approximately 12% of UNP’s contracts have not been re-priced since 2004; this should provide a tailwind for future earnings growth. UNP is well positioned to grow earnings over the next several years due to productivity gains, a strong pricing environment, access to Powder River Basin coal, gains in market share from the trucks, expansion of the company’s network and access to Mexico. UNP is another example of a company that is able to control costs and achieve operating leverage as the economy recovers with a monopolistic position.

Another company that fits our criteria of consistent cash flows, monopolistic characteristics, high barriers to entry, and growth, is American Tower Corporation (“AMT”). AMT is an owner and operator of wireless and broadcast communications sites in the United States, Mexico, Brazil and India. Its business model has a large component of fixed upfront costs to build towers, but allows for substantial operating leverage. Each new leasing agreement on an existing tower requires little incremental expense. AMT has long-term contracts with their customers that provide stable recurring revenues. In the past, the growth of AMT’s revenues has been driven by the wireless carriers’ needs to increase capacity and increase density to support wireless-subscriber growth and improve coverage. We believe the future growth will be driven by 3G network upgrades and rolling out 4G networks to accommodate increasing data usage. AMT’s capital structure will allow them the flexibility to purchase assets and compete for new projects especially in international markets. For example, in the third quarter of 2010, they completed the acquisition of Essar Telecom Infrastructure Private Limited, which operates 4,629 towers in India and they are expected to close on an acquisition of 1,400 towers in South America in early 2011. In addition, AMT is exploring a possible conversion to a REIT status in 2012, which we believe would act as a positive catalyst for the stock. For the fiscal year ending 10/31/10, AMT had a total return of 40.17%.

After the recent debt crisis, a number of companies

Alpine Global Infrastructure Fund

have sought to recapitalize their balance sheets. As a result, during the fiscal year, there have been a large number of attractively priced secondary offerings in which the fund has participated. The fund has realized substantial short term capital gains in these secondary offerings, which has provided a significant contribution to the Fund’s total return during the fiscal year. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider secondary offerings to be attractively priced and available, the fund may continue to participate in them. In addition, our participation in these offerings has led to increased turnover for the fiscal year.

We are pleased with the structure of our portfolio and the outperformance of the Fund versus the benchmark since inception as well as during the past fiscal year. We believe the Fund is positioned to take advantage of the anticipated increase in global infrastructure spending. We continue to demonstrate the flexibility of our investment approach as we were defensive from the inception of the Fund until March 2009, and we took a more aggressive approach beginning in April 2009. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects of the Fund in future communications.

Sincerely,

Joshua E. Duitz
Samuel A. Lieber
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. Because the Fund concentrates its investments in the infrastructure stocks, the portfolio may experience more volatility and be exposed to greater risk than portfolios of other mutual funds. The Fund may invest in smaller and mid sized companies, which involve additional risks such as limited liquidity and greater volatility. In addition, the Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations. The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Diversification does not assure a profit or protect against loss in a declining market.

A basis point is one hundredth of a percentage point (0.01%). Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is essentially Net Income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between

Alpine Global Infrastructure Fund

companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Earnings before interest and taxes (EBIT) or operating income is a measure of a firm’s profitability that excludes interest and income tax expenses.

Internal rate of return (IRR) is a rate of return used in capital budgeting to measure and compare the profitability of investments. It is also called the discounted cash flow rate of return (DCFROR) or simply the rate of return (ROR). In the context of savings and loans the IRR is also called the effective interest rate. The term internal refers to the fact that its calculation does not incorporate environmental factors (e.g., the interest rate or inflation).

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—98.6%
Asia—29.0%
China—5.6%
12,626,700	C C Land Holdings, Ltd.	$4,870,677
11,110,548	Evergrande Real Estate Group, Ltd.	4,715,846
13,161,200	Franshion Properties	4,261,843
8,080,238	KWG Property Holdings, Ltd.	6,400,601
10,968,597	New World China Land, Ltd.	4,061,266
5,101,447	Soho China, Ltd.	4,337,172
4,155,867	Yanlord Land Group, Ltd.	5,522,747

		34,170,152

Hong Kong—2.6%
2,534,000	The Hongkong & Shanghai Hotels, Ltd.	4,459,121
1,615,000	Mandarin Oriental International, Ltd.	3,084,650
2,688,900	Midland Holdings, Ltd.	2,698,873
4,504,926	Shui On Construction and Materials Ltd.	5,521,277

		15,763,921

India—7.0%
2,295,373	Hirco PLC (a)	3,255,040
483,339	Ishaan Real Estate PLC (a)	522,776
2,000,000	South Asian Real Estate, Ltd. (a)(b)(d)(e)	16,344,058
8,327,900	Trikona Trinity Capital PLC (a)	8,501,643
7,240,153	Unitech Corporate Parks (a)	4,089,466
1,491,800	Yatra Capital, Ltd. (a)(g)	9,945,471

		42,658,454

Indonesia—1.6%
316,462,031	Bakrieland Development	5,594,518
45,478,705	Bumi Serpong Damai	4,274,362

		9,868,880

Japan—5.6%
66,642	Arnest One Corp.	704,764
3,574,500	Haseko Corp. (a)	3,064,999
57,900	Kenedix, Inc. (a)	11,677,854
175,208	Mitsubishi Estate Co., Ltd.	3,070,005
200,000	Mitsui Fudosan Co., Ltd.	3,780,291
5,250	Secured Capital Japan Co., Ltd.	4,501,678
261,000	Sumitomo Realty & Development Co., Ltd.	5,689,002
28,905	Tachihi Enterprise Co., Ltd.	1,778,051

		34,266,644

Malaysia—0.4%
5,506,000	Aseana Properties, Ltd. (a)	2,560,290

Philippines—1.0%
27,854,933	SM Development Corp. (h)	5,749,693

Singapore—2.5%
8,579,000	Banyan Tree Holdings, Ltd. (a)	6,164,313
4,941,420	Global Logistic Properties, Ltd. (a)	8,857,370

		15,021,683

Thailand—2.7%
7,242,300	Central Pattana PCL	6,703,597
24,134,325	Minor International PCL	9,821,173

		16,524,770

	Total Asia (Cost $213,190,314)	176,584,487

Shares	Security Description	Value

Common Stocks—continued
Australia—2.8%
Australia—2.8%
17,194,203	Charter Hall Group	$9,431,817
3,970,612	Goodman Group	2,450,323
1,400,961	Stockland	5,173,598

		17,055,738

	Total Australia (Cost $11,011,559)	17,055,738

Europe—24.5%
Austria—1.4%
310,664	Conwert Immobilien Invest SE	4,704,344
292,663	Immoeast Immobilien AG (a)(b)(f)	0
560,991	Immofinanz Immobilien Anlagen AG (a)(b)(f)	0
999,985	Immofinanz Immobilien Anlagen AG (a)	3,938,757

		8,643,101

France—4.2%
273,136	Club Mediterranee SA (a)	5,344,949
226,928	Kaufman & Broad SA (a)	6,512,624
166,193	Nexity	7,376,435
84,976	Pierre & Vacances	6,186,717

		25,420,725

Germany—1.9%
520,342	DIC Asset AG	5,462,762
8,092,900	Sirius Real Estate, Ltd.	3,632,563
14,610,263	Treveria PLC	2,541,835

		11,637,160

Greece—0.2%
368,004	Babis Vovos International Construction SA (a)	1,249,746

Norway—2.2%
1,981,700	BWG Homes ASA (a)	7,613,334
2,899,440	Norwegian Property ASA (a)	5,445,795
940,486	Fornebu Utvikling ASA (a)	319,565

		13,378,694

Poland—0.9%
580,246	Globe Trade Centre SA (a)	4,722,992
3,265,000	Nanette Real Estate Group NV (b)(d)	431,615

		5,154,607

Russia—2.4%
700,650	LSR Group OJSC - GDR (a)(c)	5,955,526
835,805	Mirland Development Corp. (a)	2,397,274
713,228	PIK Group - GDR (a)(c)	2,674,605
1,724,911	RGI International, Ltd. (a)	3,751,681

		14,779,086

Sweden—2.0%
573,877	JM AB	12,457,564

Turkey—0.1%
920,000	The Ottoman Fund, Ltd.	659,691

Ukraine—0.1%
1,180,000	KDD Group NV (a)	349,795

United Kingdom—9.1%
591,415	Development Securities PLC	2,226,999
900,339	Great Portland Estates PLC	4,984,411
2,552,889	LXB Retail Properties PLC (a)	4,162,230
970,847	Metric Property Investments PLC (a)	1,648,984

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
United Kingdom—continued
9,645,181	Quintain Estates & Development PLC (a)	$6,104,740
13,108,407	Regus PLC	18,158,278
1,066,911	Shaftesbury PLC	7,624,700
3,002,467	Songbird Estates PLC (a)	6,879,771
1,000,130	Unite Group PLC (a)	3,333,339

		55,123,452

	Total Europe (Cost $241,959,956)	148,853,621

Middle East/Africa—1.4%
Egypt—1.4%
6,550,903	T M G Holding (a)	8,621,475

	Total Middle East/Africa (Cost $8,763,367)	8,621,475

North & South America—40.9%
Brazil—37.3%
628,654	Aliansce Shopping Centers SA	5,102,291
702,380	BHG SA – Brazil Hospitality Group (a)	8,881,474
2,351,600	BR Malls Participacoes SA	22,087,309
449,560	BR Properties SA	4,354,675
774,200	Brasil Brokers Participacoes SA	4,275,562
2,629,810	Cyrela Commercial Properties SA	20,880,101
2,936,508	Direcional Engenharia SA	22,037,195
414,692	EcoRodovias Infraestrutura e Logistica SA (a)	3,143,786
1,782,684	Even Construtora e Incorporadora SA	10,002,238
1,087,900	General Shopping Brasil SA (a)	8,049,040
797,151	Iguatemi Empresa de Shopping Centers SA	18,645,354
3,024,787	Inpar SA (a)	5,781,661
2,273,500	JHSF Participacoes SA	4,118,320
200,000	LPS Brasil Consultoria de Imoveis SA	4,379,227
1,953,000	MRV Engenharia	19,009,675
957,400	Multiplan Empreendimentos Imobiliarios SA	22,235,914
2,089,255	PDG Realty SA Empreendimentos e Participacoes	25,865,327
28,461	Rodobens Negocios Imobiliarios SA	294,602
714,968	Rossi Residential SA	7,009,655
475,394	Sao Carlos Empreendimentos	4,987,960
932,653	Tecnisa SA	5,704,635

		226,846,001

Canada—1.0%
86,000	Crombie Real Estate Investment Trust	1,078,478
366,500	Lakeview Hotel Real Estate Investment Trust (a)	95,228
133,000	Lakeview Hotel Real Estate Investment Trust (a)(c)	34,557
91,700	Mainstreet Equity Corp. (a)	1,111,297
300,000	Mainstreet Equity Corp. (a)(c)	3,635,651

		5,955,211

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
United States—2.6%
446,750	Orient-Express Hotels, Ltd.— Class A (a)	$5,655,855
282,300	Sunrise Senior Living, Inc. (a)	968,289
519,696	Verde Realty (a)(b)(d)(e)	9,406,498

		16,030,642

	Total North & South America (Cost $195,654,633)	248,831,854

	Total Common Stocks (Cost $670,579,829)	599,947,175

Equity-Linked Structured Notes—2.2%
Asia—2.2%
India—2.2%
1,061,900	Housing Development & Infrastructure, Ltd.— Macquarie Group, Ltd. (a)	5,916,044
180,695	Housing Development & Infrastructure, Ltd.— Merrill Lynch & Co., Inc. (a)	1,006,686
1,190,000	Phoenix Mills, Ltd.—Merrill Lynch & Co., Inc.	6,722,127

	Total Asia (Cost $10,315,887)	13,644,857

	Total Equity-Linked Structured Notes (Cost $10,315,887)	13,644,857

Warrants—0.6%
Asia—0.6%
Malaysia—0.6%
11,134,400	SP Setia BHD (a) Expiration: January, 2013 Exercise Price: MYR 4.480	3,435,328

Thailand—0.0%*
2,569,584	Minor International PCL (a) Expiration: May, 2013 Exercise Price: THB 13.000	257,130

	Total Asia (Cost $3,260,920)	3,692,458

	Total Warrants (Cost $3,260,920)	3,692,458

Short-Term Investments—0.0%*
146	Federated Treasury Obligations Fund, 0.02%	146

	Total Short-Term Investments (Cost $146)	146

	Total Investments (Cost $684,156,782)—101.4%	617,284,636
	Liabilities in Excess of Other Assets—(1.4)%	(8,796,191)

	TOTAL NET ASSETS 100.0%	$608,488,445

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Percentages are stated as a percent of net assets.

*	Amount is less than 0.05%.

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 4.3% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 2.0% of the Fund’s net assets.

(d)	Illiquid security.

(e)	Private placement.

(f)

Original shares held immediately preceding the merger between Immoeast Immobilien AG and Immofinanz Immobilien Anlagen AG. The merger is subject to judicial review of the exchange ratio and the Fund may be entitled to supplementary cash payments or shares.

(g)	Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(h)	A portion of this security will be delivered to the Fund in February 2011.

AB—Aktiebolag is the Swedish equivalent of the term corporation.
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.
BHD—Malaysian equivalent to incorporated.
Co.—Company
Corp.—Corporation
GDR—Global Depositary Receipts
Inc.—Incorporated
Ltd.—Limited
MYR—Malaysian Ringgit
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OJSC—Open Joint Stock Company
PCL—Public Company Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.

SE—	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Real Estate Investment Trusts—85.7%
Apartments—12.4%
20,000	Associated Estates Realty Corp.	$277,800
10,125	AvalonBay Communities, Inc.	1,076,389
23,000	BRE Properties, Inc.	987,390
13,000	Camden Property Trust	644,670
115,000	Campus Crest Communities, Inc. (a)	1,437,500
68,360	Equity Residential	3,324,347
26,565	Essex Property Trust, Inc.	3,000,782
47,200	Home Properties, Inc.	2,570,040
11,400	UDR, Inc.	256,272

		13,575,190

Diversified—8.0%
118,700	Crombie Real Estate Investment Trust (c)	1,488,551
86,364	Verde Realty (a)(b)(d)(e)	1,563,188
64,717	Vornado Realty Trust	5,655,619

		8,707,358

Health Care—6.5%
46,700	HCP, Inc.	1,681,667
98,047	Omega Healthcare Investors, Inc.	2,255,081
58,712	Ventas, Inc.	3,144,615

		7,081,363

Lodging—3.1%
112,196	Chatham Lodging Trust (a)	2,068,895
111,463	Felcor Lodging Trust, Inc. (a)	685,497
12,000	LaSalle Hotel Properties	284,280
30,000	Sunstone Hotel Investors, Inc. (a)	325,500

		3,364,172

Mortgage & Finance—1.2%
79,232	Apollo Commercial Real Estate
	Finance, Inc.	1,290,689

Net Lease—4.4%
86,249	Entertainment Properties Trust	3,987,291
27,000	Getty Realty Corp.	769,770

		4,757,061

Office—Industrial Buildings—29.3%
53,528	Alexandria Real Estate Equities, Inc.	3,933,238
67,271	AMB Property Corp.	1,896,369
69,111	Boston Properties, Inc.	5,956,678
70,600	Brookfield Properties Corp.	1,227,734
28,571	Coresite Realty Corp. (a)	430,279
20,153	Corporate Office Properties Trust	715,230
3,100	Digital Realty Trust, Inc.	185,163
150,509	Douglas Emmett, Inc.	2,700,131
120,352	DuPont Fabros Technology, Inc.	3,020,835
15,000	Government Properties Income Trust	400,350
76,973	Kilroy Realty Corp.	2,630,167
34,208	Liberty Property Trust	1,144,600
52,300	Mack-Cali Realty Corp.	1,756,234
251,497	MPG Office Trust, Inc. (a)	681,557
114,179	ProLogis	1,558,543
55,651	SL Green Realty Corp.	3,657,384

		31,894,492

Retail Centers—17.8%
251,911	CBL & Associates Properties, Inc.	3,949,964
120,043	Excel Trust, Inc.	1,376,893
13,100	Federal Realty Investment Trust	1,073,938
45,000	Kimco Realty Corp.	775,350

Shares	Security Description	Value

Real Estate Investment Trusts—continued
Retail Centers—continued
62,928	The Macerich Co.	$2,807,218
6,017	Saul Centers, Inc.	256,806
69,595	Simon Property Group, Inc.	6,682,512
10,000	Tanger Factory Outlet Centers, Inc.	479,200
42,538	Taubman Centers, Inc.	1,974,614

		19,376,495

Storage—3.0%
32,665	Public Storage	3,241,021

	Total Real Estate Investment Trusts (Cost $67,885,499)	93,287,841

Common Stocks—1.8%
Health Care—0.3%
18,400	Brookdale Senior Living, Inc. (a)	345,552

Lodging—1.5%
30,000
	Starwood Hotels & Resorts Worldwide, Inc.	1,624,200

	Total Common Stocks (Cost $1,777,760)	1,969,752

Preferred Stocks—15.7%
Diversified—0.9%
25,600	Vornado Realty Trust, Series G, 6.625%	617,728
16,522	Vornado Realty Trust, Series I, 6.625%	397,850

		1,015,578

Health Care—0.6%

24,400	Omega Healthcare Investors, Inc., Series D, 8.375%	625,128

Lodging—2.1%
22,200	Ashford Hospitality Trust, Inc., Series D, 8.450%	510,378
15,400	LaSalle Hotel Properties, Series D, 7.500%	380,919
14,500	LaSalle Hotel Properties, Series G, 7.250%	348,870
42,200	Sunstone Hotel Investors, Inc., Series A, 8.000%	1,025,038

		2,265,205

Net Lease—3.8%
28,000	CapLease, Inc., Series A, 8.125%	704,760
137,900	Entertainment Properties Trust, Series D, 7.375%	3,378,550

		4,083,310

Office—Industrial Buildings—4.1%
42,600	Kilroy Realty Corp., Series F, 7.500%	1,060,740

59,650	Prime Group Realty Trust, Series B, 9.000% (a)	259,478

56,839	PS Business Parks Inc., Series H, 7.000%	1,415,291

69,400	SL Green Realty Corp., Series D, 7.875%	1,764,842

		4,500,351

Retail Centers—3.5%

18,075	Cedar Shopping Centers, Inc., Series A, 8.875%	463,985
117,176	CBL & Associates Properties, Inc., Series D, 7.375%	2,755,979

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Preferred Stocks—continued
Retail Centers—continued
16,430	Developers Diversified Realty Corp., Series H, 7.375%	$392,513
9,800	Developers Diversified Realty Corp., Series I, 7.500%	238,630

		3,851,107

Storage—0.7%
20,040	Public Storage, Series D, 6.180%	496,190
11,463	Public Storage, Series W, 6.500%	286,575

		782,765

	Total Preferred Stocks (Cost $12,960,900)	17,123,444

Shares	Security Description	Value

Short-Term Investments—0.0%*

866	Federated Treasury Obligations Fund, 0.02%	$866

	Total Short-Term Investments (Cost $866)	866

	Total Investments (Cost $82,625,025)—103.2%	112,381,903
	Liabilities in Excess of Other Assets—(3.2)%	(3,440,871)

	TOTAL NET ASSETS 100.0%	$108,941,032

Percentages are stated as a percent of net assets.

*	Amount is less than 0.05%.

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. This security comprised 1.4% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 1.4% of the Fund’s net assets.

(d)	Illiquid security.

(e)	Private placement.

Co.—Company
Corp.—Corporation
Inc.—Incorporated

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—95.3%
Asia—21.0%
China—6.4%
60,000	E-House China Holdings, Ltd.—ADR	$1,002,600
1,326,879	Evergrande Real Estate Group, Ltd.	563,191
648,200	KWG Property Holdings, Ltd.	513,459
1,500,000	New World China Land, Ltd.	555,394
1,537,500	SPG Land Holdings, Ltd.	837,059
352,745	Yanlord Land Group, Ltd.	468,764

		3,940,467

Hong Kong—1.5%
849,700	C C Land Holdings, Ltd.	327,767
100,000	Great Eagle Holdings, Ltd.	299,306
280,700	Midland Holdings, Ltd.	281,741

		908,814

Indonesia—4.7%
40,000,000	Alam Sutera Realty	1,186,014
43,204,016	Bakrieland Development	763,774
20,000,000	Ciputra Development (a)	939,860

		2,889,648

Japan—4.6%
7,660	Arnest One Corp.	81,007
325,000	Haseko Corp. (a)	278,675
50,000	Hulic Co., Ltd	364,111
5,600	Kenedix, Inc. (a)	1,129,464
19,162	Mitsubishi Estate Co., Ltd.	335,758
30,000	Sumitomo Realty & Development Co., Ltd.	653,908

		2,842,923

Philippines—1.2%
1,900,909	Robinsons Land Corp.	747,638

Thailand—2.6%
1,000,000	Minor International PCL	406,938
1,900,000	Supalai PCL	760,507
1,000,000	Ticon Industrial Connection PCL	460,307

		1,627,752

	Total Asia (Cost $11,310,527)	12,957,242

Europe—10.6%
Austria—0.5%
24,242	Immoeast Immobilien AG (a)(b)(f)	0
44,879	Immofinanz Immobilien Anlagen AG (a)(b)(f)	0
81,242	Immofinanz Immobilien Anlagen AG (a)	319,997

		319,997

Germany—2.3%
50,000	Colonia Real Estate AG (a)	328,188
25,000	DIC Asset AG	262,460
100,000	TAG Immobilien AG (a)	837,868

		1,428,516

Greece—0.5%
89,359	Babis Vovos International Construction SA (a)	303,464

Norway—0.6%
100,000	BWG Homes ASA (a)	384,182

Russia—1.1%
800,000	Raven Russia, Ltd.	666,581

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
United Kingdom—5.6%
50,000	Bellway PLC	$427,830
59,560	Development Securities PLC	224,276
473,211	LXB Retail Properties PLC (a)	771,523
964,231	Quintain Estates & Development PLC (a)	610,292
261,796	Regus PLC	362,650
337,281	Songbird Estates PLC (a)	772,837
100,014	Unite Group PLC (a)	333,337

		3,502,745

	Total Europe (Cost $6,597,848)	6,605,485

Middle East/Africa—2.0%
Egypt—2.0%
32,562	Six of October Development & Investment Co. (a)	535,788
555,988	T M G Holding (a)	731,722

		1,267,510

	Total Middle East/Africa (Cost $1,187,307)	1,267,510

North & South America—61.7%
Brazil—19.7%
87,000	BHG SA—Brasil Hospitality (a)	1,100,100
60,806	BR Properties SA	588,999
5,000	Cyrela Brazil Realty SA—ADR	1,372,250
7,500	Cyrela Commercial Properties SA— ADR	238,706
15,000	Cyrela Commercial Properties SA— ADR (c)	477,411
231,571	Direcional Engenharia SA	1,737,838
152,526	Even Construtora e Incorporadora SA	855,789
87,140	Iguatemi Empresa de Shopping Centers SA	2,038,204
599,539	Inpar SA (a)	1,145,975
28,000	LPS Brasil Consultoria de Imoveis SA	613,092

116,974	PDG Realty SA Empreendimentos e Participacoes	1,448,158
506	Rodobens Negocios Imobiliarios SA	5,238
101,445	Tecnisa SA	620,495

		12,242,255

Canada—1.1%
40,491	Brookfield Properties Corp.	704,138

United States—40.9%
1,544	Alexander’s, Inc.	580,297
60,000	Altisource Portfolio Solutions SA (a)	1,569,600
29,630	Apollo Commercial Real Estate Finance, Inc.	482,673
311,538	Beazer Homes USA, Inc. (a)	1,264,844
50,000	Brookdale Senior Living, Inc. (a)	939,000
110,000	CB Richard Ellis Group, Inc.— Class A (a)	2,018,499
84,228	DiamondRock Hospitality Co.	891,132
28,571	DuPont Fabros Technology, Inc.	717,132
40,000	Excel Trust, Inc.	458,800
86,775	General Growth Properties, Inc.	1,457,820
40,000	Host Hotels & Resorts, Inc.	635,600
100,250	Lennar Corp.—Class A	1,454,628
30,000	M.D.C. Holdings, Inc.	772,500

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
United States—continued
80,000	M/I Homes, Inc. (a)	$846,400
90,000	MFA Financial, Inc.	711,900
2,281	NVR, Inc. (a)	1,431,122
136,771	Ocwen Financial Corp. (a)	1,180,334
82,154	Orient—Express Hotels, Ltd.— Class A (a)	1,040,070
21,429	Pebblebrook Hotel Trust (a)	419,794
30,303	ProLogis	413,636
100,000	Standard Pacific Corp. (a)	363,000
100,000	Sunrise Senior Living, Inc. (a)	343,000
80,000	Toll Brothers, Inc. (a)	1,435,200
50,000	Two Harbors Investment Corp.	461,000
143,940	Verde Realty (a)(b)(d)(e)	2,605,314
10,440	Vornado Realty Trust	912,352

		25,405,647

	Total North & South America (Cost $33,180,555)	38,352,040

	Total Common Stocks (Cost $52,276,237)	59,182,277

Equity-Linked Structured Notes—2.2%
Asia—2.2%
China—0.6%
250,000	China Vanke Co., Ltd.	363,525

India—1.6%
100,000	Housing Development Holdings, Ltd, —Macquarie Group, Ltd. (a)	557,119
200,000	Peninsula Land, Ltd.—Macquarie Group, Ltd.	277,096

Shares	Security Description	Value

Equity-Linked Structured Notes—continued
Asia—continued
India—continued
100,000	Peninsula Land, Ltd.—Macquarie Group, Ltd.	$138,548

		972,763

	Total Asia (Cost $1,486,774)	1,336,288

	Total Equity-Linked Structured Notes (Cost $1,486,774)	1,336,288

Warrants—0.0%*
Asia—0.0%*
Thailand—0.0%*
100,000	Minor International PCL (a) Expiration: May, 2013 Exercise Price: THB 13.000	10,007

	Total Asia (Cost $0)	10,007

	Total Warrants (Cost $0)	10,007

Short-Term Investments—0.0%*
475	Federated Treasury Obligations Fund, 0.02%	475

	Total Short-Term Investments (Cost $475)	475

	Total Investments (Cost $53,763,486)—97.5%	60,529,047
	Other Assets in Excess of Liabilities—2.5%	1,515,067

	TOTAL NET ASSETS 100.0%	$62,044,114

Percentages are stated as a percent of net assets.

*	Amount is less than 0.05%.

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 4.2% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 0.8% of the Fund’s net assets.

(d)	Illiquid security.

(e)	Private placement.

(f)

Original shares held immediately preceding the merger between Immoeast AG and Immofinanz Immobilien Anlagen AG. The merger is subject to judicial review of the exchange ratio and the Fund may be entitled to supplementary cash payments or shares.

ADR—American Depositary Receipts
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
Ltd.—Limited
PCL—Public Company Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—84.0%
Asia—32.2%
China—10.6%
70,000	C C Land Holdings, Ltd.	$27,002
40,000	Country Garden Holdings Co.	14,140
41,900	Evergrande Real Estate Group, Ltd.	17,784
103,800	Franshion Properties, Ltd.	33,612
33,000	Hopefluent Group Holdings, Ltd.	17,157
150,000	Kaisa Group Holdings, Ltd. (a)	30,189
34,385	KWG Property Holdings, Ltd.	27,237
46,327	New World China Land, Ltd.	17,153
100,000	Powerlong Real Estate Holdings, Ltd.	28,511
6,000	Shangri—La Asia, Ltd.	13,500
46,500	Soho China, Ltd.	39,534
82,000	SPG Land Holdings, Ltd.	44,643
28,500	Yanlord Land Group, Ltd.	37,874

		348,336

Hong Kong—1.2%
10,000	Great Eagle Holdings	29,931
5,000	Mandarin Oriental International, Ltd.	9,550

		39,481

India—1.6%
5,000	Hirco PLC (a)	7,090
30,000	Unitech Corporate Parks (a)	16,945
4,000	Yatra Capital, Ltd. (a)	26,667

		50,702

Indonesia—5.1%
2,000,000	Alam Sutera Realty	59,301
1,756,945	Bakrieland Development	31,060
374,787	Bumi Serpong Damai	35,225
600,000	Ciputra Development (a)	28,196
100,000	Summarecon Agung	12,643

		166,425

Malaysia—1.9%
100,000	Aseana Properties, Ltd. (a)	46,500
20,000	UEM Land Holdings BHD (a)	14,270

		60,770

Philippines—3.0%
400,000	Megaworld Corp.	23,803
116,091	Robinsons Land Corp.	45,659
133,333	SM Development Corp. (c)	27,522

		96,984

Singapore—1.2%
28,000	Banyan Tree Holdings, Ltd. (a)	20,119
25,000	Mapletree Industrial Trust (a)	20,668

		40,787

Thailand—6.9%
45,000	Central Pattana PCL	41,653
140,000	The Erawan Group PCL	10,647
35,000	LPN Development PCL	13,776
110,000	Minor International PCL	44,763
40,000	Pruksa Real Estate PCL	28,819
100,000	Supalai PCL	40,027
100,000	Ticon Industrial Connection PCL	46,031

		225,716

Shares	Security Description	Value

Common Stocks—continued
Asia—continued
Vietnam—0.7%
20,000	JSM Indochina, Ltd.	$6,000
20,000	Vinaland, Ltd. (a)	16,600

		22,600

	Total Asia (Cost $757,761)	1,051,801

Europe—11.9%
Denmark—0.6%
4,000	TK Development (a)	18,589

Greece—1.3%
6,310	Babis Vovos International Construction SA (a)	21,429
10,000	J&P—Avax SA	19,764

		41,193

Poland—2.9%
8,000	Globe Trade Centre SA (a)	65,116
9,816	Warimpex Finanz und Beteiligungs AG (a)	31,167

		96,283

Russia—6.9%
4,000	LSR Group OJSC—GDR (a)	34,000
6,000	LSR Group OJSC—GDR (a)(b)	51,000
11,074	Mirland Development Corp. (a)	31,763
3,864	PIK Group—GDR (a)(b)	14,490
70,000	Raven Russia, Ltd.	58,326
16,000	RGI International, Ltd. (a)	34,800

		224,379

Ukraine—0.2%
20,000	KDD Group NV (a)	5,929

	Total Europe (Cost $300,284)	386,373

Middle East/Africa—5.6%
Egypt—5.6%
900	Orascom Development Holding AG	54,647
8,572	Palm Hills Developments (a)	8,431
2,878	Six of October Development & Investment Co. (a)	47,356
55,834	T M G Holding (a)	73,482

		183,916

	Total Middle East/Africa (Cost $157,773)	183,916

North & South America—34.3%
Brazil—32.0%
4,285	Aliansce Shopping Centers SA	34,778
9,000	BHG SA—Brasil Hospitality Group (a)	113,803
5,600	BR Malls Participacoes SA	52,598
2,083	BR Properties SA	20,177
20,000	Brasil Brokers Participacoes SA	110,451
3,991	Cyrela Commercial Properties SA	31,688
9,524	Direcional Engenharia SA	71,473
8,895	Even Construtora e Incorporadora SA	49,907
10,000	General Shopping Brasil SA (a)	73,987
1,000	Helbor Empreendimentos SA	11,351
3,236	Iguatemi Empresa de Shopping Centers SA	75,690

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
Brazil—continued
11,643	Inpar SA (a)	$22,255
20,000	JHSF Participacoes SA	36,229
9,300	MRV Engenharia	90,522
3,000	Multiplan Empreendimentos Imobiliarios SA	69,676
9,577	PDG Realty SA	118,565
40	Rodobens Negocios Imobiliarios SA	414
2,677	Rossi Residential SA	26,246
894	Sao Carlos Empreendimentos	9,380
4,350	Tecnisa SA	26,607

		1,045,797

Chile—1.7%
12,000	Parque Arauco SA	25,396
50,000	Socovesa SA	31,573

		56,969

United States—0.6%
1,600	Orient—Express Hotels, Ltd.— Class A (a)	20,256

	Total North & South America (Cost $623,300)	1,123,022

	Total Common Stocks (Cost $1,839,118)	2,745,112

Equity-Linked Structured Notes—3.3%
Asia—3.3%
India—3.3%
3,300	Housing Development & Infrastructure, Ltd.— Macquarie Group, Ltd. (a)	18,385
805	Housing Development & Infrastructure, Ltd.— Merrill Lynch & Co., Inc. (a)	4,485

Shares	Security Description	Value

Equity-Linked Structured Notes—continued
Asia—continued
India—continued
20,013	Kolte Patil Development, Ltd.— Merrill Lynch & Co., Inc.	$30,092
20,000	Peninsula Land, Ltd.— Macquarie Group, Ltd.	27,710
5,000	Phoenix Mills, Ltd.— Merrill Lynch & Co., Inc.	28,244

	Total Asia (Cost $77,688)	108,916

	Total Equity-Linked Structured Notes (Cost $77,688)	108,916

Warrants—0.8%
Asia—0.8%
Malaysia—0.8%
80,000	SP Setia BHD Expiration: January, 2013 Exercise Price: MYR 4.480 (a)	24,682

Thailand—0.0%*
7,500	Minor International PCL Expiration: May, 2013 Exercise Price: THB 13.000 (a)	751

	Total Asia (Cost $11,421)	25,433

	Total Warrants (Cost $11,421)	25,433

Short-Term Investments—20.0%
653,049	Federated Treasury Obligations Fund, 0.02%	653,049

	Total Short-Term Investments (Cost $653,049)	653,049

	Total Investments (Cost $2,581,276)—108.1%	3,532,510
	Liabilities in Excess of Other Assets—(8.1)%	(263,994)

	TOTAL NET ASSETS 100.0%	$3,268,516

Percentages are stated as a percent of net assets.

*	Amount is less than 0.05%.

(a)	Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 2.0% of the Fund’s net assets.

(c)	A portion of this security will be delivered to the Fund in February 2011.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
BHD—Malaysian equivalent to incorporated.
Co.—Company
Corp.—Corporation
GDR—Global Depositary Receipt
Inc.—Incorporated
Ltd.—Limited
MYR—Malaysian Ringgit
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OJSC—Open Joint Stock Company
PCL—Public Company Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
October 31, 2010

Shares	Security Description	Value

Common Stocks—93.4%
Capital Goods—14.9%
71,000	China State Construction International Holdings	$54,043
4,400	Empresas ICA SA de CV—ADR (a)	46,376
5,000	Ferrovial SA	57,009
350	Hochtief AG	30,324
3,200	MasTec, Inc. (a)	39,040
3,000	Mills Estruturas e Servicos de Engenharia SA (a)	36,258
10,000	NWS Holdings, Ltd.	23,583
900	Vinci SA	48,076

		334,709

Commercial & Professional Services—3.1%
5,000	Energysolutions, Inc.	23,450
2,000	IESI BFC, Ltd.	46,760

		70,210

Consumer Durables & Apparel—0.3%
70,000	New Environmental Energy
	Holdings, Ltd. (a)	6,412

Energy—6.8%
1,500	El Paso Pipeline Partners LP	50,550
825	Enbridge, Inc.	45,630
355	NuStar Energy LP	22,365
1,200	World Fuel Services Corp.	33,876

		152,421

Materials—3.1%
1,700	Buzzi Unicem SpA	19,520
400	HeidelbergCement AG	20,924
26,000	Semen Gresik Persero	28,510

		68,954

Media—2.6%
1,500	Comcast Corp.—Class A	30,870
1,100	SES SA	28,193

		59,063

Real Estate—0.9%
1,200,000	Bakrieland Development	21,214

Software & Services—1.0%
925	Telvent GIT SA (a)	23,467

Technology Hardware & Equipment—4.0%
1,900	Cisco Systems, Inc. (a)	43,377
875	CommScope, Inc. (a)	27,703
4,875	ZTE Corp.	18,113

		89,193

Telecommunication Services—9.1%
900	American Tower Corp.—Class A (a)	46,449
1,125	AT&T, Inc.	32,063
2,600	China Mobile, Ltd.	26,482
1,600	Deutsche Telekom AG	23,182
1,050	Koninklijke KPN NV	17,537
280	Millicom International Cellular SA	26,488
11,400	Vodafone Group PLC	31,026

		203,227

Shares	Security Description	Value

Common Stocks—continued
Transportation—26.6%
1,102	Abertis Infraestructuras SA	$21,764
275	Aeroports de Paris	23,359
2,700	All America Latina Logistica	25,534
892	Atlantia SpA	20,385
400	Canadian National Railway Co.	25,908
2,000	Cia de Concessoes Rodoviarias	54,108
18,000	COSCO Pacific, Ltd.	28,099
3,700	EcoRodovias Infraestrutura e Logistica SA (a)	28,050
350	Fraport AG Frankfurt Airport Services Worldwide	22,204
70,000	Guangshen Railway Co., Ltd.	28,266
600	Hamburger Hafen Und Logistik AG	26,268
37,000	International Container Terminal Services, Inc.	36,983
27,500	Plus Expressways BHD	38,888
2,000	Santos Brasil Participacoes	26,819
2,300	Tegma Gestao Logistica	28,380
100,000	Tianjin Port Development Holdings, Ltd.	22,190
3,300	Transurban Group	16,938
550	Union Pacific Corp.	48,224
1,480	Vopak NV	74,032

		596,399

Utilities—21.0%
675	American Electric Power Co., Inc.	25,272
1,700	American Water Works Co., Inc.	40,596
1,000	Avista Corp.	21,840
1,400	Calpine Corp. (a)	17,500
4,400	Centrica PLC	23,421
55,000	China Water Affairs Group, Ltd.	21,074
500	Cia de Saneamento Basico do Estado de Sao Paulo—ADR	22,980
650	EDF SA	29,786
1,500	Enagas SA	33,059
857	EVN AG	13,610
525	Fortum OYJ	14,884
725	GDF Suez	28,940
600	ITC Holdings Corp.	37,566
3,600	National Grid PLC	34,034
1,175	Northeast Utilities	36,754
5,000	Snam Rete Gas SpA	27,088
350	Southern Co.	13,255
1,500	Suez Environnement Co.	29,322

		470,981

	Total Common Stocks (Cost $1,524,632)	2,096,250

Equity-Linked Structured Notes—2.3%
Capital Goods—1.4%
9,100	IVRCL Infrastructures & Projects, Ltd.	30,593

Energy—0.9%
29,613	National Hydroelectric Power Corp. —Macquarie Group, Ltd. (a)	20,797

	Total Equity-Linked Structured Notes (Cost $56,514)	51,390

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
October 31, 2010

Shares	Security Description	Value

Short-Term Investments—4.9%
110,690	Federated Treasury Obligations Fund, 0.02%	$110,690

	Total Short-Term Investments (Cost $110,690)	110,690

	Total Investments (Cost $1,691,836)—100.6%	2,258,330
	Liabilities in Excess of Other Assets—(0.6)%	(13,354)

	TOTAL NET ASSETS 100.0%	$2,244,976

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipts
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
BHD—Malaysian equivalent to incorporated.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
Ltd.—Limited
LP—Limited Partnership
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ—Osakeyhtio is the Finnish equivalent of a limited company.
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing civil law.
SA de CV—Sociedad Anonima de Capital Variable. It is the Spanish equivalent to Variable Capital Company.
SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2010

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

ASSETS:
Investments, at value (1)
Unaffiliated issuers	$607,339,165	$112,381,903	$60,529,047	$3,532,510	$2,258,330
Affiliated issuers	9,945,471	—	—	—	—
Cash	—	66,624	20,731	8,278	—
Cash denominated in foreign currencies (2)	2,425,641	—	632,063	68,050	—
Receivable from capital shares issued	304,059	1,365,352	20,422	1,000	—
Receivable from investment securities sold	6,749,618	452,429	2,581,016	10,732	174,771
Due from Adviser	—	—	—	9,152	13,390
Dividends and interest receivable	577,994	91,273	4,980	3,724	2,374
Prepaid expenses and other assets	21,730	7,495	7,849	1,391	1,550

Total assets	627,363,678	114,365,076	63,796,108	3,634,837	2,450,415

LIABILITIES:
Payable for capital shares redeemed	575,053	54,356	20,401	—	—
Payable for investment securities purchased	3,222,145	868,464	1,622,372	344,231	86,369
Payable to custodian	10,602	—	—	—	97,462
Accrued expenses and other liabilities:
Investment advisory fees	517,930	91,674	53,162	—	—
Line of credit	14,281,000	4,332,000	1,000	—	—
Other	268,503	77,550	55,059	22,090	21,608

Total liabilities	18,875,233	5,424,044	1,751,994	366,321	205,439

Net Assets	$608,488,445	$108,941,032	$62,044,114	$3,268,516	$2,244,976

Net assets represented by:
Capital stock	$1,677,670,484	$102,559,755	$115,335,643	$2,187,957	$1,547,198
Accumulated net investment income (loss)	(3,991,335)	—	(16,315)	(117,804)	58,678
Accumulated net realized gains (losses) from investments, foreign currency translation and swap contracts	(998,315,046)	(23,380,620)	(60,085,126)	245,419	72,515
Net unrealized appreciation (depreciation) on:
Investments	(66,872,146)	29,756,878	6,765,561	951,234	566,494
Foreign currency translation	(3,512)	5,019	11,721	1,710	91

Total Net Assets	$608,488,445	$108,941,032	$62,044,114	$3,268,516	$2,244,976

Net asset value
Net assets	$608,488,445	$108,941,032	$62,044,114	$3,268,516	$2,244,976
Shares of beneficial interest issued and outstanding	23,631,806	7,364,002	3,060,990	170,194	140,503
Net asset value, offering price and redemption price per share*	$25.75	$14.79	$20.27	$19.20	$15.98

(1) Cost of investments
Unaffiliated issuers	$663,512,365	$82,625,025	$53,763,486	$2,581,276	$1,691,836
Affiliated issuers	20,644,417	—	—	—	—
(2) Cost of cash denominated in foreign currencies	$2,431,749	$—	$621,617	$66,207	$—

*	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2010

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantge Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

INVESTMENT INCOME:
Interest income	$3,184	$—	$179	$45	$76
Dividend income*	9,727,056	5,639,295	1,081,821	35,398	87,782

Total investment income	9,730,240	5,639,295	1,082,000	35,443	87,858

EXPENSES:
Investment advisory fees	6,099,716	1,011,595	592,942	23,810	18,473
Administration fees	271,347	45,022	27,272	1,162	906
Fund accounting fees	165,513	26,752	18,735	4,067	2,662
Audit and tax fees	34,214	30,737	30,707	20,763	20,492
Custodian fees	81,517	10,026	6,069	368	185
Legal fees	41,844	5,961	4,467	253	207
Registration and filing fees	45,080	23,497	22,523	6,014	6,387
Printing and mailing fees	183,618	39,517	30,185	1,946	1,558
Transfer agent fees	271,297	44,982	27,222	1,111	851
Trustee fees	4,896	3,848	3,899	3,836	3,785
Interest expense	513,045	98,022	8,723	—	59
Other fees	91,659	15,192	9,160	497	406

Total expenses before expense waiver by Adviser	7,803,746	1,355,151	781,904	63,827	55,971
Expense waiver by Adviser (Note 5)	—	—	—	(31,563)	(30,973)

Net expenses	7,803,746	1,355,151	781,904	32,264	24,998

Net investment income	1,926,494	4,284,144	300,096	3,179	62,860

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(46,829,759)	5,229,459	(7,520,620)	261,099	76,631
Foreign currency translation	(146,277)	121,762	32,852	(1,819)	713
Swap contracts	—	32,576	—	—	—

Net realized gain (loss)	(46,976,036)	5,383,797	(7,487,768)	259,280	77,344

Change in unrealized appreciation (depreciation) on:
Investments	136,943,968	25,633,205	19,506,176	268,483	342,495
Foreign currency translation	141,136	4,179	9,807	2,079	(133)

Net change in unrealized appreciation	137,085,104	25,637,384	19,515,983	270,562	342,362

Net realized and unrealized gain on investments	90,109,068	31,021,181	12,028,215	529,842	419,706

Change in net assets resulting from operations	$92,035,562	$35,305,325	$12,328,311	$533,021	$482,566

* Net of foreign taxes withheld	$730,931	$37,296	$26,025	$2,209	$4,992

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$1,926,494	$5,741,384
Net realized loss on:
Investments	(46,829,759)	(536,889,244)
Foreign currency translation	(146,277)	(1,496,426)
Change in unrealized appreciation (depreciation) on:
Investments	136,943,968	832,301,935
Foreign currency translation	141,136	(364,294)

Change in net assets resulting from operations	92,035,562	299,293,355

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,044,819)	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(24,044,819)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	131,323,773	261,332,736
Dividends reinvested	21,418,105	—
Redemption fees	107,464	263,845
Cost of shares redeemed	(343,195,210)	(413,999,840)

Change in net assets resulting from capital share transactions	(190,345,868)	(152,403,259)

Total change in net assets	(122,355,125)	146,890,096

NET ASSETS:
Beginning of year	730,843,570	583,953,474

End of year*	$608,488,445	$730,843,570

* Including accumulated net investment income (loss) of:	$(3,991,335)	$5,524,957

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$4,284,144	$6,004,403
Net realized gain (loss) on:
Investments	5,229,459	(28,583,123)
Foreign currency translation	121,762	8,775
Swap contracts	32,576	—
Change in unrealized appreciation (depreciation) on:
Investments	25,633,205	32,843,617
Foreign currency translation	4,179	(102)

Change in net assets resulting from operations	35,305,325	10,273,570

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,981,461)	(5,089,343)
From net realized gain on investments	(517,638)	—
From tax return of capital	—	(1,391,340)

Change in net assets resulting from distributions to shareholders	(5,499,099)	(6,480,683)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,374,720	9,534,500
Dividends reinvested	5,050,577	5,999,363
Redemption fees	13,275	20,363
Cost of shares redeemed	(27,099,016)	(29,822,316)

Change in net assets resulting from capital share transactions	(5,660,444)	(14,268,090)

Total change in net assets	24,145,782	(10,475,203)

NET ASSETS:
Beginning of year	84,795,250	95,270,453

End of year*	$108,941,032	$84,795,250

* Including accumulated net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Cyclical Advantage Property Fund

	Year Ended October 31, 2010	Year Ended October 31, 2009

OPERATIONS:
Net investment income	$300,096	$982,013
Net realized gain (loss) on:
Investments	(7,520,620)	(26,083,383)
Foreign currency translation	32,852	(28,268)
Change in unrealized appreciation on:
Investments	19,506,176	34,116,787
Foreign currency translation	9,807	1,914

Change in net assets resulting from operations	12,328,311	8,989,063

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(785,829)	(411,286)
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(785,829)	(411,286)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,791,670	5,408,897
Dividends reinvested	752,822	396,723
Redemption fees	1,905	7,890
Cost of shares redeemed	(7,109,123)	(6,731,718)

Change in net assets resulting from capital share transactions	(4,562,726)	(918,208)

Total change in net assets	6,979,756	7,659,569

NET ASSETS:
Beginning of year	55,064,358	47,404,789

End of year*	$62,044,114	$55,064,358

* Including accumulated net investment income of:	$16,315	$437,262

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund

	Year Ended October 31, 2010	Period Ended October 31, 2009 (1)

OPERATIONS:
Net investment income (loss)	$3,179	$(10,138)
Net realized gain (loss) on:
Investments	261,099	87,919
Foreign currency translation	(1,819)	(4,805)
Change in unrealized appreciation (depreciation) on:
Investments	268,483	682,751
Foreign currency translation	2,079	(369)

Change in net assets resulting from operations	533,021	755,358

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(109,472)	—
From net realized gain on investments	(83,115)	—

Change in net assets resulting from distributions to shareholders	(192,587)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,065,991	1,491,562
Dividends reinvested	185,773	—
Redemption fees	791	930
Cost of shares redeemed	(371,652)	(200,671)

Change in net assets resulting from capital share transactions	880,903	1,291,821

Total change in net assets	1,221,337	2,047,179

NET ASSETS:
Beginning of period	2,047,179	—

End of period*	$3,268,516	$2,047,179

* Including accumulated net investment loss of:	$(117,804)	$(10,138)

(1) Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund

	Year Ended October 31, 2010	Period Ended October 31, 2009 (1)

OPERATIONS:
Net investment income	$62,860	$20,379
Net realized gain (loss) on:
Investments	76,631	125,799
Foreign currency translation	713	(6,247)
Change in unrealized appreciation (depreciation) on:
Investments	342,495	223,999
Foreign currency translation	(133)	224

Change in net assets resulting from operations	482,566	364,154

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,399)	—
From net realized gain on investments	(124,645)	—

Change in net assets resulting from distributions to shareholders	(149,044)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	356,108	1,090,711
Dividends reinvested	144,027	—
Redemption fees	—	109
Cost of shares redeemed	(10,806)	(32,849)

Change in net assets resulting from capital share transactions	489,329	1,057,971

Total change in net assets	822,851	1,422,125

NET ASSETS:
Beginning of period	1,422,125	—

End of period*	$2,244,976	$1,422,125

* Including accumulated net investment income of:	$58,678	$20,480

(1) Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each year)

	International Real Estate Equity Fund

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Data:
Net asset value per share, beginning of year	$22.59	$12.26	$47.58	$37.56	$28.89

Income from investment operations:
Net investment income (loss)	(0.08)	0.20 (a)	0.35 (a)	0.63	0.50
Net realized and unrealized gains (losses) on investments	4.03	10.12	(33.05)	10.78	8.90

Total from investment operations	3.95	10.32	(32.70)	11.41	9.40

Redemption fees	0.00 (b)	0.01	0.01	0.02	0.01
Less distributions:
From net investment income	(0.79)	—	(0.45)	(0.63)	(0.39)
From net realized gains on investments	—	—	(2.10)	(0.78)	(0.35)
From tax return on capital	—	—	(0.08)	—	—

Total distributions	(0.79)	—	(2.63)	(1.41)	(0.74)

Net asset value per share, end of year	$25.75	$22.59	$12.26	$47.58	$37.56

Total return	18.07%	84.26%	–72.46%	31.16%	33.19%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$608,488	$730,844	$583,953	$2,554,134	$771,999
Ratio of total expenses to average net assets	1.28%	1.26%	1.22%	1.14%	1.17%
Ratio of interest expense to average net assets	0.08%	0.07%	0.06%	0.00%	0.02%
Ratio of expenses to average net assets excluding interest expense	1.20%	1.19%	1.16%	1.14%	1.15%
Ratio of net investment income to average net assets	0.32%	1.13%	1.29%	1.08%	1.16%
Portfolio turnover	34%	51%	42%	31%	30%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Realty Income & Growth Fund

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Data:
Net asset value per share, beginning of year	$10.89	$9.95	$25.12	$27.75	$21.92

Income from investment operations:
Net investment income	0.56	0.79 (a)	0.99 (a)	0.91	0.65
Net realized and unrealized gains (losses) on investments	4.06	0.94	(13.46)	(1.54)	6.35

Total from investment operations	4.62	1.73	(12.47)	(0.63)	7.00

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.65)	(0.62)	(0.99)	(0.95)	(0.87)
From net realized gains on investments	(0.07)	—	(1.71)	(1.05)	(0.30)
From tax return of capital	—	(0.17)	—	—	—

Total distributions	(0.72)	(0.79)	(2.70)	(2.00)	(1.17)

Net asset value per share, end of year	$14.79	$10.89	$9.95	$25.12	$27.75

Total return	43.51%	20.23%	–54.62%	–2.53%	32.91%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$108,941	$84,795	$95,270	$532,443	$850,075
Ratio of total expenses to average net assets:
Before waivers	1.34%	1.39%	1.56%	1.29%	1.17%
After waivers	1.34%	1.39%	1.43%	1.29%	1.17%
Ratio of interest expense to average net assets	0.10%	0.12%	0.40%	0.14%	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.24%	1.27%	1.16%	1.15%	1.16%
After waivers	1.24%	1.27%	1.03%	1.15%	1.16%
Ratio of net investment income to average net assets	4.24%	8.57%	5.55%	3.34%	2.67%
Portfolio turnover	70%	111%	23%	33%	33%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Cyclical Advantage Property Fund

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Data:
Net asset value per share, beginning of year	$16.65	$13.86	$34.97	$38.27	$39.45

Income from investment operations:
Net investment income (loss)	0.09	0.26 (a)	0.53 (a)	0.15	(0.20)
Net realized and unrealized gains (losses) on investments	3.77	2.65	(21.11)	(0.28)	0.62

Total from investment operations	3.86	2.91	(20.58)	(0.13)	0.42

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.02	0.00 (b)
Less distributions:
From net investment income	(0.24)	(0.12)	(0.43)	(0.05)	(0.03)
From net realized gains on investments	—	—	—	(3.11)	(1.57)
From tax return on capital	—	—	(0.10)	(0.03)	—

Total distributions	(0.24)	(0.12)	(0.53)	(3.19)	(1.60)

Net asset value per share, end of year	$20.27	$16.65	$13.86	$34.97	$38.27

Total return	23.36%	21.14%	–59.54%	–0.88%	0.74%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$62,044	$55,064	$47,405	$148,631	$269,414
Ratio of total expenses to average net assets	1.32%	1.45%	1.70%	1.58%	2.01%
Ratio of interest expense to average net assets	0.02%	0.11%	0.50%	0.39%	0.82%
Ratio of expenses to average net assets excluding interest expense	1.30%	1.34%	1.20%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	0.51%	2.28%	2.68%	0.42%	(0.39)%
Portfolio turnover	90%	135%	68%	49%	19%

(a)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund

	Year Ended October 31, 2010	Period Ended October 31, 2009 (a)

Per Share Data:
Net asset value per share, beginning of period	$17.03	$10.00

Income from investment operations:
Net investment income (loss)	0.27	(0.08	)(b)
Net realized and unrealized gains on investments	3.43	7.10

Total from investment operations	3.70	7.02

Redemption fees	0.00 (c)	0.01
Less distributions:
From net investment income	(0.87)	—
From net realized gains on investments	(0.66)	—

Total distributions	(1.53)	—

Net asset value per share, end of period	$19.20	$17.03

Total return	23.53%	70.30	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,269	$2,047
Ratio of total expenses to average net assets:
Before waivers	2.68%	4.36	%(e)
After waivers	1.35%	1.35	%(e)
Ratio of net investment income (loss) to average net assets	0.13%	(0.76	)%(e)
Portfolio turnover	77%	35	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment loss per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Infrastructure Fund

	Year Ended October 31, 2010		Period Ended October 31, 2009 (a)

Per Share Data:
Net asset value per share, beginning of period	$13.38		$10.00

Income from investment operations:
Net investment income	0.43		0.19	(b)
Net realized and unrealized gains on investments	3.40		3.19

Total from investment operations	3.83		3.38

Redemption fees	—		0.00	(c)
Less distributions:
From net investment income	(0.20)		—
From net realized gains on investments	(1.03)		—

Total distributions	(1.23)		—

Net asset value per share, end of period	$15.98		$13.38

Total return	30.23%		33.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,245		$1,422
Ratio of total expenses to average net assets:
Before waivers	3.03%		4.42	%(e)
After waivers	1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.00	%(c)(e)
Ratio of expenses to average net assets excluding interest expense:
Before waivers	3.03%		4.42	%(e)
After waivers	1.35%		1.35	%(e)
Ratio of net investment income to average net assets	3.40%		1.76	%(e)
Portfolio turnover	402%		258	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2010

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are five separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). Effective September 1, 2009, the Alpine U.S. Real Estate Equity Fund changed its name to the Alpine Cyclical Advantage Property Fund. The Alpine International Real Estate Equity Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Emerging Markets Real Estate Fund and Global Infrastructure Fund commenced operations on November 3, 2008.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Funds’ net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset values are not calculated. If the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 p.m., Eastern time), the security will be priced at fair value following procedures approved by the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ net asset values may differ from quoted or official closing prices.

As of October 31, 2010, the International Real Estate Equity Fund, Realty Income & Growth Fund and Cyclical Advantage Property Fund held securities that are fair valued, which comprised 4.3%, 1.4% and 4.2%, respectively, of each Fund’s net assets.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

Level 1*:
Common Stocks
Asia	$160,240,429	$—	$12,957,242	$1,051,801	$—
Australia	17,055,738	—	—	—	—
Europe	139,132,184	—	6,605,485	286,883	—
Middle East/Africa	8,621,475	—	1,267,510	183,916	—
North & South America	235,755,148	—	35,030,609	1,123,022	—
Consumer Discretionary	—	—	—	—	65,475
Energy	—	—	—	—	152,421
Financials	—	—	—	—	21,214
Health Care	—	345,552	—	—	—
Industrials	—	—	—	—	1,001,318
Information Technology	—	—	—	—	112,660
Lodging	—	1,624,200	—	—	—
Materials	—	—	—	—	68,954
Telecommunication Services	—	—	—	—	203,227
Utilities	—	—	—	—	470,981
Real Estate Investment Trusts
Apartments	—	13,575,190	—	—	—
Diversified	—	5,655,619	—	—	—
Health Care	—	7,081,363	—	—	—
Lodging	—	3,364,172	—	—	—
Mortgage & Finance	—	1,290,689	—	—	—
Net Lease	—	4,757,061	—	—	—
Office — Industrial Buildings	—	31,894,492	—	—	—
Retail Centers	—	19,376,495	—	—	—
Storage	—	3,241,021	—	—	—
Preferred Stocks
Diversified	—	1,015,578	—	—	—
Health Care	—	625,128	—	—	—
Lodging	—	1,535,416	—	—	—
Net Lease	—	3,378,550	—	—	—
Office — Industrial Buildings	—	4,500,351	—	—	—
Retail Centers	—	3,387,122	—	—	—
Storage	—	782,765	—	—	—
Warrants
Asia	3,692,458	—	10,007	25,433	—
Short-Term Investments	146	866	475	653,049	110,690

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund		Emerging Markets Real Estate Fund		Global Infrastructure Fund

Level 2*:
Common Stocks
Asia	$16,344,058	$—	$—		$—		$—
Europe	9,721,437	—	0	(1)	99,490		—
North & South America	3,670,208	—	716,117		—		—
Real Estate Investment Trusts
Diversified	—	1,488,551	—		—		—
Preferred Stocks
Lodging	—	729,789	—		—		—
Net Lease	—	704,760	—		—		—
Retail Centers	—	463,985	—		—		—
Equity-Linked Structured Notes	13,644,857	—	1,336,288		108,916		51,390
Rights	—	—	0	(1)	0	(1)	—
Level 3:
Common Stocks
North & South America	9,406,498	—	2,605,314		—		—
Real Estate Investment Trusts
Diversified	—	1,563,188	—		—		—

Total Investments	$617,284,636	$112,381,903	$60,529,047		$3,532,510		$2,258,330

(1)    Market value is equal to $0.

*

A security’s classification as Level 1 or Level 2 within a Fund can move on a daily basis throughout the year depending on whether or not a Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

Balance as of October 31, 2009	$28,241,687	$2,003,645	$3,339,408	$—	$—
Accrued discounts / premiums	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(18,835,189)	(440,457)	(734,094)	—	—
Net purchases (sales)	—	—	—	—	—
Transfers in and / or out of Level 3	—	—	—	—	—

Balance as of October 31, 2010	$9,406,498	$1,563,188	$2,605,314	$—	$—

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

Each Fund has a line of credit with U.S. Bank N.A. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the year ended October 31, 2010, the average interest rate paid on outstanding borrowings under the line of credit was 1.26%, 1.25%, 1.25% and 1.20% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund and Global Infrastructure Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Market Real Estate Fund	Global Infrastructure Fund

Total line of credit amount available	$209,121,226	$38,121,692	$21,265,369	$1,211,612	$816,805
Line of credit outstanding at October 31, 2010	14,281,000	4,332,000	1,000	—	—
Line of credit amount unused at October 31, 2010	194,840,226	33,789,692	21,264,369	1,211,612	816,805
Average balance outstanding during the year	39,439,240	7,733,868	688,268	—	329
Interest expense incurred on line of credit during the year	502,853	98,017	8,723	—	4
Interest expense incurred on custody overdrafts during the year	10,192	5	—	—	55

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

G. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

H. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. During the year ended October 31, 2010, the Realty Income & Growth Fund entered into one equity swap contract with a notional value of $1,194,454.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statements of Operations.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds did not enter into any forward currency contracts during the year ended October 31, 2010.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

K. Derivatives:

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations.

As of October 31, 2010, the Funds did not have any outstanding derivative instruments.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2010:

Realty Income & Growth Fund

Derivatives	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)

Swap contracts	$32,576	$—

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	5,832,345	$131,323,773	15,703,708	$261,332,736
Shares issued in reinvestment of dividends	965,649	21,418,105	—	—
Redemption fees	—	107,464	—	263,845
Shares redeemed	(15,515,042)	(343,195,210)	(30,984,841)	(413,999,840)

Total net change	(8,717,048)	$(190,345,868)	(15,281,133)	$(152,403,259)

Realty Income & Growth Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	1,248,996	$16,374,720	1,099,933	$9,534,500
Shares issued in reinvestment of dividends	383,362	5,050,577	728,956	5,999,363
Redemption fees	—	13,275	—	19,224
Shares redeemed	(2,058,126)	(27,099,016)	(3,615,828)	(29,821,177)

Total net change	(425,768)	$(5,660,444)	(1,786,939)	$(14,268,090)

Cyclical Advantage Property Fund

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	97,077	$1,791,670	382,173	$5,408,897
Shares issued in reinvestment of dividends	41,685	752,822	31,662	396,723
Redemption fees	—	1,905	—	7,890
Shares redeemed	(385,222)	(7,109,123)	(526,128)	(6,731,718)

Total net change	(246,460)	$(4,562,726)	(112,293)	$(918,208)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

Emerging Markets Real Estate Fund
	Year Ended October 31, 2010		Period Ended October 31, 2009 (1)

	Shares	Amount	Shares	Amount

Shares sold	61,290	$1,065,991	133,198	$1,491,562
Shares issued in reinvestment of dividends	11,611	185,773	—	—
Redemption fees	—	791	—	930
Shares redeemed	(22,908)	(371,652)	(12,997)	(200,671)

Total net change	49,993	$880,903	120,201	$1,291,821

(1)	Fund commenced operations on November 3, 2008.

Global Infrastructure Fund
	Year Ended October 31, 2010		Period Ended October 31, 2009 (1)

	Shares	Amount	Shares	Amount

Shares sold	24,470	$356,108	108,924	$1,090,711
Shares issued in reinvestment of dividends	10,544	144,027	—	—
Redemption fees	—	—	—	109
Shares redeemed	(762)	(10,806)	(2,673)	(32,849)

Total net change	34,252	$489,329	106,251	$1,057,971

(1)	Fund commenced operations on November 3, 2008.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2010 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

International Real Estate Equity Fund	$212,001,391	$387,023,161	$—	$—
Realty Income & Growth Fund	75,000,282	79,184,498	—	—
Cyclical Advantage Property Fund	52,003,594	60,132,877	—	—
Emerging Markets Real Estate Fund	2,123,948	1,615,143	—	—
Global Infrastructure Fund	7,383,137	7,073,457	—	—

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund and the Cyclical Advantage Property Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund to the extent necessary to ensure that each Fund’s annual total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) does not exceed 1.50%, 1.35% and 1.35% of each Fund’s average daily net assets, respectively. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the year ended October 31, 2010, the Adviser waived investment advisory fees and other expenses totaling $31,563 and $30,973 for the Emerging Markets Real Estate Fund and Global Infrastructure Fund,

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

respectively. The expense limitations will remain in effect for the Funds unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Funds.

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Emerging Markets Real Estate Fund	Global Infrastructure Fund

10/31/2012	$40,274	$35,371
10/31/2013	$31,563	$30,973

6.	Transactions with Affiliates

The following issuers are affiliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the year ended October 31, 2010. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Fund	Issuer Name	Balance at October 31, 2009	Purchases	Sales	Balance at October 31, 2010	Value at October 31, 2010	Realized Gain (Loss)

International Real Estate Equity Fund	Yatra Capital, Ltd.	1,491,800	—	—	1,491,800	$9,945,471	—

7.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information

At October 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

Cost of investments	$705,626,631	$86,749,494	$54,049,079	$2,718,862	$1,695,122

Gross unrealized appreciation	142,316,902	37,840,553	13,152,726	1,003,304	586,594
Gross unrealized depreciation	(230,658,897)	(12,208,144)	(6,672,758)	(189,656)	(23,386)

Net unrealized appreciation (depreciation)	(88,341,995)	25,632,409	6,479,968	813,648	563,208

Undistributed ordinary income	15,264,707	—	190,986	98,488	133,475
Undistributed long-term capital gain	—	—	—	166,713	1,004

Total distributable earnings	15,264,707	—	190,986	265,201	134,479

Other accumulated gains (losses)	(996,104,751)	(19,251,132)	(59,962,483)	1,710	91

Total accumulated gains (losses)	$(1,069,182,039)	$6,381,277	$(53,291,529)	$1,080,559	$697,778

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	2010	2009

International Real Estate Equity Fund
Ordinary income	$24,044,819	$—
Long-term capital gain	—	—

	$24,044,819	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

	2010	2009

Realty Income & Growth Fund
Ordinary income	$5,499,099	$5,089,343
Long-term capital gain	—	—
Return of capital	—	1,391,340

	$5,499,099	$6,480,683

Cyclical Advantage Property Fund
Ordinary income	$785,829	$411,286
Long-term capital gain	—	—

	$785,829	$411,286

Emerging Markets Real Estate Fund
Ordinary income	$192,587	$—
Long-term capital gain	—	—

	$192,587	$—

Global Infrastructure Fund
Ordinary income	$149,042	$—
Long-term capital gain	2	—

	$149,044	$—

During the year ended October 31, 2010, the Realty Income & Growth Fund utilized $4,822,514 of capital loss carryovers. Capital loss carryovers as of October 31, 2010 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

10/31/15	$—	$—	$5,568,140
10/31/16	$384,892,332	$—	$19,372,953
10/31/17	$546,087,879	$19,256,151	$26,502,747
10/31/18	$65,121,028	$—	$8,530,364

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2010, open Federal and New York tax years include the tax years ended October 31, 2007 through 2010. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year ended October 31, 2010. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

9.	Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Distributions: The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund declared distributions from net investment income of $15,264,707, $265,905, $15,201 and $82,438, respectively, payable on December 30, 2010 to shareholders of record on December

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2010

29, 2010. The Realty Income & Growth Fund declared distributions from net investment income of $0.18 per share payable on December 30, 2010 to shareholders of record on December 29, 2010. The Emerging Markets Real Estate Fund declared distributions from long-term capital gains of $166,713 and short-term capital gains of $83,287 payable on December 30, 2010 to shareholders of record on December 29, 2010. The Global Infrastructure Fund declared distributions from long-term capital gains of $1,004 and short-term capital gains of $74,950 payable on December 30, 2010 to shareholders of record on December 29, 2010.

Line of Credit: On December 1, 2010, each Fund entered into a lending agreement with BNP Paribas through its New York branch. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. These loans will be provided on an uncommitted and secured basis.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Equity Trust, comprising the Alpine Cyclical Advantage Property Fund, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, and Alpine Global Infrastructure Fund (collectively the “Funds”) as of October 31, 2010, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2010, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 30, 2010

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2010

As a shareholder of the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/2010 – 10/31/2010.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Funds will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Real Estate Equity Fund

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/2010-10/31/2010(3)*

Actual (1)	$1,000.00	$1,153.70	$7.00
Hypothetical (2)	$1,000.00	$1,018.70	$6.56

(1)	Ending account values and expenses paid during period based on a 15.37% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.10%, the actual and hypothetical expenses paid during the period were $6.46 and $6.06, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2010

Realty Income & Growth Fund

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/2010-10/31/2010 (3)*

Actual (1)	$1,000.00	$1,081.80	$7.03
Hypothetical (2)	$1,000.00	$1,018.45	$6.82

(1)	Ending account values and expenses paid during period based on a 8.18% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.11%, the actual and hypothetical expenses paid during the period were $6.46 and $6.26, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Cyclical Advantage Property Fund

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/2010-10/31/2010(3)*

Actual (1)	$1,000.00	$1,032.60	$6.66
Hypothetical (2)	$1,000.00	$1,018.65	$6.61

(1)	Ending account values and expenses paid during period based on a 3.26% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $6.61 and $6.56, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Emerging Markets Real Estate Fund

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$1,000.00	$1,185.90	$7.44
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a 18.59% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2010

Global Infrastructure Fund

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period 5/1/2010-10/31/2010*

Actual (1)	$1,000.00	$1,130.10	$7.25
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a 13.01% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2010

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (82)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (56)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Jeffrey E. Wacksman (50)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	16

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (65)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	16	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2010

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (85)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John Megyesi (50)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Ronald Palmer (42)	Chief Financial Officer	Indefinite, since January 2010

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

				N/A	None

Meimei Li (46)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (30)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2010

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2010 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	24%
Realty Income & Growth Fund	18%
Cyclical Advantage Property Fund	56%
Emerging Markets Real Estate Fund	1%
Global Infrastructure Fund	27%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	14%
Cyclical Advantage Property Fund	20%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	8%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	12%
Cyclical Advantage Property Fund	0%
Emerging Markets Real Estate Fund	43%
Global Infrastructure Fund	84%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2010.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Wilkie Farr & Gallagher
787 7th Avenue, 40th FL
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were for fair valuation services analysis. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009

Audit Fees	$73,031	$104,550
Audit-Related Fees	$0	$0
Tax Fees	$18,184	$17,425
All Other Fees	$0	$13,545

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009

Registrant	$0	$13,545
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Equity Trust

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	January 7, 2011

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	January 7, 2011

By (Signature and Title)	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr., Chief Financial Officer

Date	January 7, 2011

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